UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-06454

Fidelity Municipal Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Item 1.

Reports to Stockholders

Fidelity® Michigan Municipal Income Fund

Fidelity® Michigan Municipal Money Market Fund

Annual Report

December 31, 2019

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Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Michigan Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Michigan Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Michigan Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Michigan Municipal Income Fund	7.16%	3.38%	4.06%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Michigan Municipal Income Fund on December 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$14,881	Fidelity® Michigan Municipal Income Fund
$15,295	Bloomberg Barclays Municipal Bond Index

Fidelity® Michigan Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a healthy gain in 2019, supported by strong supply/demand dynamics for much of the year. The Bloomberg Barclays Municipal Bond Index rose 7.54%. Gross municipal bond issuance remained below the long-term historical average, partly due to the elimination of tax-exempt advance refundings under the tax law passed in December 2017, historically a significant source of supply. The cap on the federal deduction for state and local taxes made tax-exempt debt attractive, particularly in high-tax states. The muni market rose strongly from early 2019 into mid-August amid growing evidence of a global economic slowdown and heightened international trade tension that led to a series of rate cuts by the U.S. Federal Reserve. Reversing a roughly three-year cycle of rate hikes, the Fed cut policy interest rates by 25 basis points in July, followed by rate cuts of 25 basis points each in September and October. The muni market returned -0.80% in September as the technical environment became less supportive. The market rose 0.74% for the fourth quarter as a whole, held back by increased supply of new bonds and the Fed’s shift to a neutral-rate stance.

Comments from Co-Portfolio Managers Elizah McLaughlin, Cormac Cullen and Kevin Ramundo  For the year, the fund gained 7.16%, about in line, net of fees, with the 7.51% advance of the state benchmark, the Bloomberg Barclays Michigan Enhanced Municipal Bond Index. In managing the fund the past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted return over time. Our duration and yield-curve positioning contributed to fund performance versus the state benchmark for the full period, with our slightly longer duration and overweightings in seven- to 10-year bonds helping as intermediate-term bonds outperformed and market rates generally declined. Our smaller-than-benchmark exposure to housing bonds also added value as this sector lagged the state benchmark. In terms of security selection, the fund's underweighting in bonds issued by Great Lakes Water Authority helped on a relative basis. Conversely, the fund's overweighting in Ascension Health and an underweighting in debt issued for the Oakland Corridor project each detracted. Differences in the way fund holdings and index components were priced also hurt the fund's performance versus the state benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On March 1, 2020, Michael Maka will assume co-management responsibilities for the fund. He will eventually succeed Kevin Ramundo, who will be retiring from Fidelity on June 30, 2020, after more than 20 years with the firm.

Fidelity® Michigan Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2019

% of fund's net assets
General Obligations	30.0
Health Care	24.2
Transportation	10.9
Water & Sewer	10.6
Education	8.3

Quality Diversification (% of fund's net assets)

As of December 31, 2019
AAA	0.2%
AA,A	93.6%
BBB	1.0%
BB and Below	0.4%
Not Rated	0.9%
Short-Term Investments and Net Other Assets	3.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Michigan Municipal Income Fund

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Municipal Bonds - 96.1%
	Principal Amount	Value
Guam - 0.7%
Guam Int'l. Arpt. Auth. Rev.:
Series 2013 C, 6.25% 10/1/34 (a)	$1,000,000	$1,148,360
Series C, 5% 10/1/21 (Escrowed to Maturity) (a)	1,860,000	1,939,850
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/23 (FSA Insured)	1,175,000	1,289,057

TOTAL GUAM		4,377,267

Michigan - 95.4%
Battle Creek School District Series 2016:
5% 5/1/36	1,500,000	1,770,180
5% 5/1/37	1,175,000	1,383,292
Bay City School District Rev. Series 2014:
5% 11/1/25	1,000,000	1,148,480
5% 11/1/26	1,000,000	1,144,860
5% 11/1/27	700,000	799,820
5% 11/1/28	250,000	285,415
Brandon School District Series 2016 A:
5% 5/1/28	2,515,000	2,972,001
5% 5/1/29	1,250,000	1,467,988
5% 5/1/30	1,250,000	1,462,913
5% 5/1/34	2,475,000	2,877,905
Chippewa Valley Schools Series 2016 A:
5% 5/1/32	1,000,000	1,184,120
5% 5/1/33	1,000,000	1,181,040
5% 5/1/34	1,075,000	1,266,243
5% 5/1/35	775,000	909,284
Clarkston Cmnty. Schools Series 2016:
5% 5/1/28	1,745,000	2,038,684
5% 5/1/29	1,500,000	1,740,765
Detroit City School District Series 2005 A, 5.25% 5/1/30 (FSA Insured)	2,000,000	2,632,780
Detroit Downtown Dev. Auth. Tax:
Series 1, 5% 7/1/22 (FSA Insured)	500,000	542,540
Series A:
5% 7/1/29 (FSA Insured)	1,340,000	1,513,423
5% 7/1/31 (FSA Insured)	1,775,000	1,994,177
5% 7/1/33 (FSA Insured)	2,000,000	2,239,640
5% 7/1/34 (FSA Insured)	1,750,000	1,957,113
5% 7/1/35 (FSA Insured)	2,750,000	3,070,760
5% 7/1/37 (FSA Insured)	2,000,000	2,225,520
Detroit Gen. Oblig. Series 2018:
5% 4/1/20	750,000	754,794
5% 4/1/21	1,000,000	1,031,650
5% 4/1/22	725,000	764,266
5% 4/1/23	310,000	332,906
Detroit School District School Bldg. and Site Impt. Series 2012 A, 5% 5/1/24	5,000,000	5,426,150
Detroit Swr. Disp. Rev. Series 2006, 5% 7/1/36	10,000	10,028
Detroit/Wayne Co. Stadium Auth. Series 2012:
5% 10/1/21 (FSA Insured)	2,000,000	2,123,260
5% 10/1/22 (FSA Insured)	2,645,000	2,895,799
5% 10/1/26 (FSA Insured)	4,850,000	5,301,050
Downriver Util. Wastewtr. Auth. Swr. Sys. Rev. Series 2018:
5% 4/1/33 (FSA Insured)	735,000	882,088
5% 4/1/34 (FSA Insured)	520,000	624,005
5% 4/1/35 (FSA Insured)	500,000	598,510
Farmington Pub. School District Gen. Oblig. Series 2015:
5% 5/1/25 (FSA Insured)	2,140,000	2,547,007
5% 5/1/26 (FSA Insured)	1,385,000	1,634,328
5% 5/1/27 (FSA Insured)	1,425,000	1,675,928
Forest Hills Pub. Schools Series 2015, 5% 5/1/21	1,575,000	1,655,719
Fraser Pub. School District Series 2006 B, 5% 5/1/29	1,455,000	1,694,973
Grand Rapids Pub. Schools:
Series 2017, 5% 5/1/29 (FSA Insured)	480,000	588,898
Series 2019:
5% 11/1/39 (FSA Insured)	1,200,000	1,480,368
5% 11/1/41 (FSA Insured)	1,300,000	1,592,643
5% 11/1/42 (FSA Insured)	1,400,000	1,710,128
Grand Rapids San. Swr. Sys. Rev.:
Series 2018:
5% 1/1/31	475,000	589,442
5% 1/1/33	250,000	307,620
5% 1/1/34	550,000	674,927
5% 1/1/35	400,000	489,704
5% 1/1/38	655,000	795,196
5% 1/1/43	2,100,000	2,519,265
5% 1/1/48	1,000,000	1,190,850
Series 2012, 5% 1/1/37	1,250,000	1,376,413
Series 2014:
5% 1/1/27	1,300,000	1,493,232
5% 1/1/29	800,000	912,832
5% 1/1/30	2,000,000	2,277,720
Series 2016, 5% 1/1/37	1,250,000	1,462,825
Grand Rapids Wtr. Supply Sys.:
Series 2016:
5% 1/1/31	250,000	298,140
5% 1/1/32	320,000	380,634
5% 1/1/33	550,000	650,914
5% 1/1/34	500,000	591,735
5% 1/1/35	920,000	1,086,805
5% 1/1/36	385,000	453,834
5% 1/1/46	800,000	922,896
Series 2018:
5% 1/1/43	1,325,000	1,578,857
5% 1/1/48	2,500,000	2,969,125
Grand Traverse County Hosp. Fin. Auth.:
Series 2011 A, 5.375% 7/1/35	2,000,000	2,116,220
Series 2014 A, 5% 7/1/47	1,400,000	1,537,088
Series 2019 A:
5% 7/1/44	1,110,000	1,288,499
5% 7/1/49	2,615,000	3,028,850
Grand Valley Michigan State Univ. Rev.:
Series 2014 B:
5% 12/1/25	500,000	586,640
5% 12/1/26	1,900,000	2,224,311
5% 12/1/28	1,800,000	2,095,146
Series 2018:
5% 12/1/34	1,075,000	1,330,764
5% 12/1/35	1,225,000	1,511,956
5% 12/1/37	1,375,000	1,685,544
5% 12/1/38	875,000	1,069,723
5% 12/1/43	1,400,000	1,691,382
Great Lakes Wtr. Auth. Sew Disp. Sys.:
Series 2016 B, 5% 7/1/30	2,000,000	2,385,280
Series 2016 C, 5% 7/1/31	7,000,000	8,293,600
Series 2018 A:
5% 7/1/43	10,000,000	12,037,800
5% 7/1/48	5,000,000	5,996,700
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev. Series 2016 C, 5.25% 7/1/35	2,000,000	2,386,460
Grosse Pointe Pub. School Sys. Series 2019:
5% 5/1/38	1,000,000	1,240,490
5% 5/1/39	1,000,000	1,236,230
Hudsonville Pub. Schools:
Series 2013:
4% 5/1/24	1,220,000	1,327,848
4% 5/1/25	500,000	542,220
5% 5/1/22	600,000	652,152
Series 2017:
5% 5/1/31	430,000	523,086
5% 5/1/32	1,200,000	1,455,996
5% 5/1/34	1,000,000	1,207,830
5% 5/1/35	1,000,000	1,205,060
Ingham, Eaton and Clinton Counties Lansing School District:
Series 2012, 5% 5/1/22	1,730,000	1,882,032
Series II:
4% 5/1/21	375,000	388,635
4% 5/1/22	345,000	367,422
5% 5/1/23	430,000	483,574
5% 5/1/24	355,000	410,944
Jackson County Series 2019, 4% 5/1/34 (Build America Mutual Assurance Insured)	2,310,000	2,622,774
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
4% 5/15/36	2,000,000	2,165,640
5% 5/15/28	780,000	927,092
5% 5/15/30	5,000,000	5,895,650
Kentwood Pub. Schools Series 2012:
4% 5/1/21	1,000,000	1,038,380
4% 5/1/22	1,000,000	1,063,790
L'Anse Creuse Pub. Schools Series 2012, 5% 5/1/23	1,500,000	1,572,375
Lake Orion Cmnty. School District Series 2016, 5% 5/1/23	1,915,000	2,153,590
Lansing Board of Wtr. & Lt. Util. Rev.:
Series 2011 A, 5.5% 7/1/41 (Pre-Refunded to 7/1/21 @ 100)	5,000,000	5,317,500
Series 2019 A:
5% 7/1/22	230,000	252,121
5% 7/1/23	340,000	385,013
5% 7/1/24	375,000	437,314
5% 7/1/25	375,000	449,145
5% 7/1/48	5,675,000	6,908,915
Lansing Cmnty. College:
Series 2012:
5% 5/1/23	1,135,000	1,235,016
5% 5/1/25	350,000	380,674
5% 5/1/25 (Pre-Refunded to 5/1/22 @ 100)	1,190,000	1,296,350
Series 2019, 5% 5/1/44	3,000,000	3,667,590
Lenawee Co. Hosp. Fin. Auth. Hosp. Rev. (ProMedica Heathcare Oblig. Group Proj.) Series 2011 B, 6% 11/15/35 (Pre-Refunded to 11/15/21 @ 100)	3,030,000	3,297,034
Lincoln Consolidated School District Series 2016 A:
5% 5/1/28	2,025,000	2,439,943
5% 5/1/29	1,430,000	1,717,230
5% 5/1/31	500,000	594,635
5% 5/1/32	1,000,000	1,184,590
Macomb Interceptor Drain Drainage District Series 2017 A:
5% 5/1/33	2,100,000	2,541,504
5% 5/1/34	1,750,000	2,113,703
Marquette Board Lt. & Pwr. Elec. Util. Sys. Rev. Series 2016 A:
5% 7/1/29	780,000	930,946
5% 7/1/30	900,000	1,069,731
5% 7/1/31	780,000	924,144
5% 7/1/32	1,000,000	1,180,630
5% 7/1/33	705,000	829,623
Michigan Bldg. Auth. Rev.:
(Facilities Prog.) Series 2015 1, 5% 10/15/50	7,250,000	8,397,748
Series I, 5% 4/15/38	3,000,000	3,498,030
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018:
5% 11/1/32	1,000,000	1,243,140
5% 11/1/33	2,500,000	3,100,375
5% 11/1/35	1,000,000	1,234,370
5% 11/1/36	1,250,000	1,537,513
5% 11/1/37	1,500,000	1,832,475
5% 11/1/38	1,595,000	1,943,061
(Detroit Reg'l. Convention Facility Auth. Local Proj.) Series 2014 H1, 5% 10/1/24	2,000,000	2,251,380
(Detroit Wtr. and Sewage Dept. Wtr. Supply Sys. Rev. Rfdg. Local Proj.):
Series 2014 C3, 5% 7/1/22 (FSA Insured)	2,000,000	2,187,680
Series 2014 D1, 5% 7/1/22 (FSA Insured)	2,000,000	2,187,680
(Henry Ford Health Sys. Proj.) Series 2016, 5% 11/15/24	2,940,000	3,440,594
(Holland Cmnty. Hosp. Proj.) Series 2013 A:
5% 1/1/33	1,250,000	1,357,638
5% 1/1/40	3,000,000	3,231,120
(Kalamazoo College Proj.) Series 2018, 4% 12/1/47	2,610,000	2,834,982
(Local Govt. Ln. Prog.) Series 2014 D, 5% 7/1/37 (FSA Insured)	1,000,000	1,129,160
(Mid-Michigan Health Sys. Proj.) Series 2014, 5% 6/1/39	540,000	602,278
(Trinity Health Proj.) Series 2017:
5% 12/1/30	710,000	876,793
5% 12/1/37	3,270,000	3,943,162
5% 12/1/42	2,120,000	2,527,718
(Trinity Health Proj.) Series 2015, 5% 12/1/33 (Pre-Refunded to 6/1/22 @ 100)	1,220,000	1,331,362
Bonds:
Series 2015 D2, 1 month U.S. LIBOR + 0.750% 1.969%, tender 1/2/20 (b)(c)	7,920,000	7,930,221
Series 2019 B, 3.5%, tender 11/15/22 (b)	5,000,000	5,285,050
Series 2019 MI2, 5%, tender 2/1/25 (b)	5,000,000	5,860,750
Series 2010 A:
5% 12/1/27	1,090,000	1,125,992
5% 12/1/27 (Pre-Refunded to 12/1/20 @ 100)	10,000	10,348
Series 2011, 5% 12/1/39 (Pre-Refunded to 12/1/21 @ 100)	1,500,000	1,608,840
Series 2012 A, 5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	125,000	136,410
Series 2012:
5% 11/15/24	660,000	728,257
5% 11/15/25	1,000,000	1,101,930
5% 11/15/26	800,000	880,360
5% 11/1/42	2,000,000	2,162,280
5% 11/15/42	3,120,000	3,360,271
Series 2013:
5% 10/1/25	1,255,000	1,386,875
5% 8/15/30	4,105,000	4,585,942
Series 2014 H1:
5% 10/1/22	1,000,000	1,062,850
5% 10/1/25	2,250,000	2,599,470
5% 10/1/39	4,725,000	5,374,735
Series 2014:
5% 6/1/25	1,000,000	1,150,740
5% 6/1/26	700,000	805,070
5% 6/1/27	700,000	802,207
Series 2015 C:
5% 7/1/26	570,000	673,238
5% 7/1/27	1,215,000	1,430,966
5% 7/1/28	1,500,000	1,760,730
5% 7/1/35	1,000,000	1,153,880
Series 2015 D1:
5% 7/1/34	1,250,000	1,450,650
5% 7/1/35	500,000	579,195
Series 2015 D2, 5% 7/1/34	1,000,000	1,156,000
Series 2016 A, 5% 11/1/44	6,190,000	7,063,347
Series 2016:
5% 1/1/29	1,000,000	1,181,670
5% 11/15/29	2,950,000	3,562,745
5% 1/1/30	1,000,000	1,177,800
5% 1/1/31	1,170,000	1,372,656
5% 1/1/32	1,895,000	2,214,004
5% 1/1/33	1,915,000	2,228,466
5% 1/1/34	2,135,000	2,479,226
5% 11/15/41	11,710,000	13,727,282
Series 2019 A:
4% 12/1/49	5,000,000	5,506,500
4% 2/15/50	4,000,000	4,355,160
4% 11/15/50	3,000,000	3,272,160
5% 11/15/48	2,000,000	2,410,500
Series 2019 MI1, 5% 12/1/48	2,000,000	2,397,420
Michigan Hosp. Fin. Auth. Rev.:
Bonds (Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (b)	3,650,000	3,765,231
Series 2016:
5% 11/15/46	3,500,000	4,070,920
5% 11/15/47	18,000,000	20,927,328
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev.:
Series 2019 B, 3.75% 6/1/50	3,850,000	4,196,847
Series A, 4% 12/1/48	1,935,000	2,088,426
Michigan State Univ. Revs.:
Series 2019 B, 5% 2/15/48	3,000,000	3,635,880
Series 2019 C, 4% 2/15/44	1,500,000	1,686,165
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Cadillac Place Office Bldg. Proj.) Series 2011, 5.25% 10/15/26	3,585,000	3,831,684
Bonds (Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (a)(b)	6,000,000	6,027,480
Milan Area Schools Series 2019, 5% 5/1/21	950,000	996,617
Oakland Univ. Rev.:
Series 2012:
5% 3/1/24	1,170,000	1,260,324
5% 3/1/25	1,225,000	1,317,941
5% 3/1/26	1,290,000	1,385,576
Series 2013 A:
5% 3/1/25	995,000	1,104,181
5% 3/1/26	1,620,000	1,794,571
5% 3/1/27	815,000	901,757
5% 3/1/38	2,900,000	3,153,373
Series 2014:
5% 3/1/28	335,000	380,470
5% 3/1/29	525,000	595,156
5% 3/1/39	3,000,000	3,342,210
Series 2016:
5% 3/1/28	1,150,000	1,379,115
5% 3/1/41	3,475,000	4,034,788
Portage Pub. Schools:
Series 2016:
5% 11/1/32	2,500,000	2,979,075
5% 11/1/34	1,250,000	1,484,050
5% 11/1/35	1,300,000	1,539,187
5% 11/1/39	755,000	885,857
Series 2019, 4% 11/1/38	2,000,000	2,262,560
Rochester Cmnty. School District Series I, 5% 5/1/31	1,500,000	1,785,870
Rockford Pub. Schools Gen. Oblig. Series 2019 I:
4% 5/1/21	2,145,000	2,222,992
4% 5/1/22	1,575,000	1,676,981
5% 5/1/42	3,050,000	3,709,471
5% 5/1/44	6,100,000	7,383,440
5% 5/1/46	3,120,000	3,766,807
Roseville Cmnty. Schools:
Series 2014:
5% 5/1/24	780,000	901,134
5% 5/1/25	1,000,000	1,187,920
5% 5/1/26	1,385,000	1,639,785
Series 2015:
5% 5/1/24	570,000	658,521
5% 5/1/26	1,715,000	2,030,491
5% 5/1/27	1,795,000	2,117,131
5% 5/1/28	1,885,000	2,214,818
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/26	1,000,000	1,141,950
5% 9/1/27	1,175,000	1,338,842
5% 9/1/28	1,870,000	2,126,788
Saginaw Hosp. Fin. Auth. Hosp. Rev. (Covenant Med. Ctr., Inc.) Series 2010 H, 5% 7/1/30	5,000,000	5,082,150
Saint Clair County Gen. Oblig. Series 2012, 5% 4/1/26	1,495,000	1,616,872
South Lyon Cmnty. Schools Series 2016:
5% 5/1/23	1,575,000	1,767,938
5% 5/1/24	3,200,000	3,701,344
5% 5/1/25	2,355,000	2,797,552
Warren Consolidated School District:
Series 2016:
5% 5/1/23	810,000	905,288
5% 5/1/34	5,630,000	6,576,966
Series 2017:
4% 5/1/23 (FSA Insured)	750,000	810,098
4% 5/1/24 (FSA Insured)	750,000	826,688
4% 5/1/25 (FSA Insured)	500,000	560,120
Series 2018:
5% 5/1/30	550,000	673,750
5% 5/1/32	1,100,000	1,337,765
5% 5/1/34	1,175,000	1,421,785
5% 5/1/35	1,200,000	1,448,328
5% 5/1/36	1,000,000	1,203,610
5% 5/1/37	1,300,000	1,559,922
5% 5/1/38	800,000	956,696
Washtenaw Intermediate School District Series 2019, 5% 5/1/23	2,000,000	2,247,100
Wayne County Arpt. Auth. Rev.:
Series 2011 A:
5% 12/1/21 (a)	5,000,000	5,342,150
5% 12/1/22 (a)	5,260,000	5,609,474
Series 2012 A, 5% 12/1/23	2,300,000	2,556,864
Series 2012 B, 5% 12/1/32 (a)	1,500,000	1,636,335
Series 2014 C:
5% 12/1/29 (a)	720,000	828,115
5% 12/1/31 (a)	860,000	985,646
5% 12/1/34 (a)	1,655,000	1,889,282
Series 2015 D, 5% 12/1/40 (FSA Insured)	8,165,000	9,633,149
Series 2015 F:
5% 12/1/25 (a)	2,735,000	3,262,828
5% 12/1/27 (a)	4,810,000	5,703,554
Series 2015 G:
5% 12/1/35	5,435,000	6,428,355
5% 12/1/36	5,760,000	6,799,334
Series 2017 A:
5% 12/1/22	640,000	708,557
5% 12/1/37	545,000	655,875
5% 12/1/42	1,455,000	1,737,139
Series 2017 B, 5% 12/1/47 (a)	450,000	525,528
Series 2018 B, 5% 12/1/48 (a)	5,000,000	5,905,950
Series 2018 D:
5% 12/1/30 (a)	4,365,000	5,392,608
5% 12/1/31 (a)	2,825,000	3,474,129
5% 12/1/32 (a)	2,945,000	3,606,918
Wayne State Univ. Revs. Series 2019 A:
4% 11/15/38	500,000	563,790
4% 11/15/39	350,000	393,201
West Ottawa Pub. School District:
Series 2012 A:
5% 5/1/25	2,640,000	2,768,832
5% 5/1/26	1,225,000	1,284,278
Series 2014 1:
5% 5/1/30	725,000	824,818
5% 5/1/32	500,000	567,640
5% 5/1/34	900,000	1,021,662
5% 5/1/35	250,000	283,498
Western Michigan Univ. Rev.:
Series 2014:
5% 11/15/25	320,000	374,323
5% 11/15/26	400,000	467,492
5% 11/15/28	650,000	755,346
5% 11/15/29	750,000	865,748
5% 11/15/30	855,000	990,252
5% 11/15/31	700,000	810,614
Series 2015 A:
5% 11/15/26	1,000,000	1,176,060
5% 11/15/28	2,505,000	2,925,615
Series 2019 A, 5% 11/15/44	2,000,000	2,442,160
Woodhaven-Brownstown School District County of Wayne Series 2016:
5% 5/1/36	2,835,000	3,343,769
5% 5/1/38	5,670,000	6,653,462
Ypsilanti School District Series A:
5% 5/1/29	1,305,000	1,560,193
5% 5/1/30	1,550,000	1,848,716
5% 5/1/32	2,000,000	2,369,180
Zeeland Pub. Schools Series A:
5% 5/1/27 (FSA Insured)	1,000,000	1,173,300
5% 5/1/28 (FSA Insured)	500,000	583,595
5% 5/1/29 (FSA Insured)	1,000,000	1,164,370
5% 5/1/30 (FSA Insured)	1,000,000	1,162,010

TOTAL MICHIGAN		642,218,379

TOTAL MUNICIPAL BONDS
(Cost $614,257,172)		646,595,646

Municipal Notes - 2.8%
Michigan - 2.8%
Grand Rapids Indl. Dev. Rev. Series 2007, 1.82% 1/7/20, LOC Bank of America NA, VRDN (a)(b)	100,000	$100,000
Grand Traverse County Hosp. Fin. Auth. Series 2019 C, 1.65% 1/2/20, LOC PNC Bank NA, VRDN (b)	1,130,000	1,130,000
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2008 B3, 1.62% 1/7/20 (Liquidity Facility Wells Fargo Bank NA), VRDN (b)	1,400,000	1,400,000
Michigan Fin. Auth. Rev. Participating VRDN:
Series Floaters XF 06 86, 1.66% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	6,600,000	6,600,000
Series XF 28 37, 1.76% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	3,000,000	3,000,000
Michigan Hsg. Dev. Auth. Rental Hsg. Rev. Series 2018 C, 1.71% 1/7/20 (Liquidity Facility JPMorgan Chase Bank), VRDN (a)(b)	1,200,000	1,200,000
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Air Products and Chemicals, Inc. Proj.) Series 2007 V1, 1.59% 1/2/20, VRDN (b)	2,070,000	2,070,000
Series 2008, 1.65% 1/7/20, LOC Bank of America NA, VRDN (b)	700,000	700,000
Univ. of Michigan Rev. Series 2008 A, 1.55% 1/2/20 (Liquidity Facility Wells Fargo Bank NA), VRDN (b)	2,840,000	2,840,000
TOTAL MUNICIPAL NOTES
(Cost $19,040,000)		19,040,000
TOTAL INVESTMENT IN SECURITIES - 98.9%
(Cost $633,297,172)		665,635,646
NET OTHER ASSETS (LIABILITIES) - 1.1%		7,415,342
NET ASSETS - 100%		$673,050,988

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Provides evidence of ownership in one or more underlying municipal bonds.

 (e) Coupon rates are determined by re-marketing agents based on current market conditions.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	30.0%
Health Care	24.2%
Transportation	10.9%
Water & Sewer	10.6%
Education	8.3%
Special Tax	6.9%
Others* (Individually Less Than 5%)	9.1%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $633,297,172)		$665,635,646
Cash		134,295
Receivable for fund shares sold		1,914,490
Interest receivable		6,379,304
Prepaid expenses		841
Other receivables		684
Total assets		674,065,260
Liabilities
Payable for fund shares redeemed	$274,666
Distributions payable	432,052
Accrued management fee	195,838
Other affiliated payables	63,127
Other payables and accrued expenses	48,589
Total liabilities		1,014,272
Net Assets		$673,050,988
Net Assets consist of:
Paid in capital		$640,259,411
Total accumulated earnings (loss)		32,791,577
Net Assets		$673,050,988
Net Asset Value, offering price and redemption price per share ($673,050,988 ÷ 53,962,658 shares)		$12.47

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Interest		$19,105,593
Expenses
Management fee	$2,260,231
Transfer agent fees	575,113
Accounting fees and expenses	151,272
Custodian fees and expenses	5,064
Independent trustees' fees and expenses	2,516
Registration fees	24,981
Audit	55,557
Legal	6,970
Miscellaneous	4,204
Total expenses before reductions	3,085,908
Expense reductions	(5,225)
Total expenses after reductions		3,080,683
Net investment income (loss)		16,024,910
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		3,377,769
Total net realized gain (loss)		3,377,769
Change in net unrealized appreciation (depreciation) on investment securities		24,405,510
Net gain (loss)		27,783,279
Net increase (decrease) in net assets resulting from operations		$43,808,189

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,024,910	$16,997,911
Net realized gain (loss)	3,377,769	904,940
Change in net unrealized appreciation (depreciation)	24,405,510	(13,434,751)
Net increase (decrease) in net assets resulting from operations	43,808,189	4,468,100
Distributions to shareholders	(18,160,383)	(18,803,882)
Share transactions
Proceeds from sales of shares	99,414,729	78,090,250
Reinvestment of distributions	12,552,934	13,425,197
Cost of shares redeemed	(62,248,479)	(159,878,263)
Net increase (decrease) in net assets resulting from share transactions	49,719,184	(68,362,816)
Total increase (decrease) in net assets	75,366,990	(82,698,598)
Net Assets
Beginning of period	597,683,998	680,382,596
End of period	$673,050,988	$597,683,998
Other Information
Shares
Sold	8,059,183	6,528,754
Issued in reinvestment of distributions	1,013,774	1,125,982
Redeemed	(5,050,916)	(13,403,469)
Net increase (decrease)	4,022,041	(5,748,733)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Michigan Municipal Income Fund

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.97	$12.22	$11.94	$12.38	$12.33
Income from Investment Operations
Net investment income (loss)A	.309	.319	.333	.352	.387
Net realized and unrealized gain (loss)	.541	(.216)	.324	(.364)	.050
Total from investment operations	.850	.103	.657	(.012)	.437
Distributions from net investment income	(.310)	(.318)	(.333)	(.353)	(.387)
Distributions from net realized gain	(.040)	(.035)	(.044)	(.075)	–
Total distributions	(.350)	(.353)	(.377)	(.428)	(.387)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$12.47	$11.97	$12.22	$11.94	$12.38
Total ReturnC	7.16%	.90%	5.57%	(.16)%	3.61%
Ratios to Average Net AssetsD
Expenses before reductions	.48%	.49%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.49%	.49%
Expenses net of all reductions	.48%	.48%	.48%	.48%	.49%
Net investment income (loss)	2.50%	2.67%	2.74%	2.83%	3.15%
Supplemental Data
Net assets, end of period (000 omitted)	$673,051	$597,684	$680,383	$651,635	$634,206
Portfolio turnover rate	14%	22%	12%	25%	11%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2019

Days	% of fund's investments
1 - 7	86.6
8 - 30	1.6
31 - 60	1.5
61 - 90	0.9
91 - 180	3.9
> 180	5.5

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2019
Variable Rate Demand Notes (VRDNs)	34.5%
Tender Option Bond	41.4%
Other Municipal Security	12.8%
Investment Companies	11.2%
Net Other Assets (Liabilities)	0.1%

Current 7-Day Yields

12/31/19
Fidelity® Michigan Municipal Money Market Fund	1.06%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Fidelity® Michigan Municipal Money Market Fund

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Variable Rate Demand Note - 34.5%
	Principal Amount	Value
Alabama - 0.4%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 1.82% 1/7/20, VRDN (a)(b)	$1,100,000	$1,100,000
Arkansas - 0.3%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 2002, 1.61% 1/7/20, VRDN (a)(b)	700,000	700,000
Kansas - 0.5%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 1.75% 1/7/20, VRDN (b)	400,000	400,000
Series 2007 B, 1.75% 1/7/20, VRDN (b)	100,000	100,000
St. Mary's Kansas Poll. Cont. Rev. (Kansas Gas and Elec. Co. Proj.) Series 1994, 1.65% 1/7/20, VRDN (b)	700,000	700,000
		1,200,000
Louisiana - 0.1%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 B1, 1.64% 1/7/20, VRDN (b)	200,000	200,000
Michigan - 32.7%
Grand Traverse County Hosp. Fin. Auth. Series 2019 C, 1.65% 1/2/20, LOC PNC Bank NA, VRDN (b)	1,645,000	1,645,000
Grand Valley Michigan State Univ. Rev. Series 2008 B, 1.62% 1/7/20, LOC TD Banknorth, NA, VRDN (b)	3,810,000	3,810,000
Michigan Fin. Auth. Rev.:
(Healthcare Equip. Ln. Prog.) Series 2015 C, 1.63% 1/7/20, LOC Fifth Third Bank, Cincinnati, VRDN (b)	1,200,000	1,200,000
(Hosp. Proj.) Series 2016 E2, 1.68% 1/7/20, VRDN (b)	1,300,000	1,300,000
Michigan State Univ. Revs. Series 2000 A, 1.71% 1/7/20 (Liquidity Facility Northern Trust Co.), VRDN (b)	10,640,000	10,640,000
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Air Products and Chemicals, Inc. Proj.) Series 2007 V1, 1.59% 1/2/20, VRDN (b)	1,400,000	1,400,000
(Consumers Energy Co. Proj.) Series 2005, 1.74% 1/7/20, LOC JPMorgan Chase Bank, VRDN (a)(b)	20,100,000	20,100,000
(Henry Ford Museum & Greenfield Village Proj.) Series 2002, 1.72% 1/2/20, LOC Comerica Bank, VRDN (b)	12,070,000	12,070,000
(The Kroger Co. Recovery Zone Facilities Bond Proj.) Series 2010, 1.65% 1/7/20, LOC Bank of Tokyo-Mitsubishi UFJ Ltd., VRDN (b)	12,600,000	12,600,000
FHLMC Livonia Econ. Dev. Corp. (Madonna Univ. Proj.) Series 2009, 1.6% 1/7/20, LOC Fed. Home Ln. Bank Chicago, VRDN (b)	18,190,000	18,190,000
		82,955,000
Nebraska - 0.3%
Stanton County Indl. Dev. Rev.:
(Nucor Corp. Proj.) Series 1996, 1.82% 1/7/20, VRDN (a)(b)	600,000	600,000
Series 1998, 1.82% 1/7/20, VRDN (a)(b)	100,000	100,000
		700,000
North Carolina - 0.1%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. (Nucor Corp. Proj.) Series 2000 A, 1.61% 1/7/20, VRDN (a)(b)	200,000	200,000
West Virginia - 0.1%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. (Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 1.82% 1/7/20, VRDN (a)(b)	400,000	400,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $87,455,000)		87,455,000

Tender Option Bond - 41.4%
Colorado - 0.1%
Denver City & County Arpt. Rev. Bonds Series G-114, 1.86%, tender 6/1/20 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Connecticut - 0.1%
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 1.79%, tender 4/1/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
Florida - 0.3%
Jacksonville Elec. Auth. Elec. Sys. Rev. Participating VRDN Series 2019, 1.91% 2/11/20 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(d)	700,000	700,000
Massachusetts - 0.0%
Massachusetts Gen. Oblig. Bonds Series Clipper 09 69, 1.79%, tender 4/2/20 (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(c)(d)(e)	100,000	100,000
Michigan - 39.8%
Clarkston Cmnty. Schools Participating VRDN Series Floaters G72, 1.64% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	2,695,000	2,695,000
Detroit Downtown Dev. Auth. Tax Participating VRDN Series Floaters XX 11 01, 1.67% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	7,100,000	7,100,000
Eastern Michigan Univ. Revs. Participating VRDN Series Floaters 009, 1.65% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	12,500,000	12,500,000
Grand Rapids San. Swr. Sys. Rev. Participating VRDN Series Floaters XF 26 12, 1.68% 1/7/20 (Liquidity Facility Citibank NA) (b)(c)(d)	4,000,000	4,000,000
Michigan Bldg. Auth. Rev. Participating VRDN:
Series Floaters XF 26 09, 1.69% 1/7/20 (Liquidity Facility Citibank NA) (b)(c)(d)	800,000	800,000
Series Floaters XM 04 65, 1.64% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	3,200,000	3,200,000
Series Floaters XM 07 43, 1.64% 1/7/20 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(d)	2,800,000	2,800,000
Series ZF 08 19, 1.69% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	2,825,000	2,825,000
Michigan Fin. Auth. Rev. Participating VRDN:
Series 15 XF0126, 1.69% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	5,000,000	5,000,000
Series 16 ZM0166, 1.64% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	8,000,000	8,000,000
Series Floaters ZF 07 83, 1.74% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	2,800,000	2,800,000
Series Floaters ZF 07 84, 1.74% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	2,670,000	2,670,000
Series Floaters ZF 07 90, 1.74% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	2,800,000	2,800,000
Series Floaters ZF 07 96, 1.74% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	2,800,000	2,800,000
Series Floaters ZF 28 12, 1.64% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	2,400,000	2,400,000
Series Floaters ZF 28 25, 1.69% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	2,500,000	2,500,000
Series RBC 2016 XM0132, 1.64% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	7,065,000	7,065,000
Series XG 02 69, 1.66% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	1,000,000	1,000,000
Series XM 04 72, 1.68% 1/7/20 (Liquidity Facility Citibank NA) (b)(c)(d)	1,750,000	1,750,000
Series XM 07 48, 1.71% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	2,800,000	2,800,000
Michigan Hosp. Fin. Auth. Rev. Participating VRDN Series Floaters XM 04 08, 1.64% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	4,475,000	4,475,000
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Participating VRDN:
Series Floaters 008, 1.64% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	900,000	900,000
Series Floaters 027, 1.64% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	900,000	900,000
Series Floaters ZF 07 87, 1.64% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(f)	2,000,000	2,000,000
Michigan State Univ. Revs. Participating VRDN Series Floaters ZF 07 50, 1.66% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(d)(f)	1,915,000	1,915,000
Trenton Pub. Schools School District Participating VRDN Series Floaters CTFS G 102, 1.64% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	3,100,000	3,100,000
Univ. of Michigan Rev. Participating VRDN:
Series 15 XF2199, 1.64% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	3,089,000	3,089,000
Series 15 XF2205, 1.68% 1/7/20 (Liquidity Facility Citibank NA) (b)(c)(d)	2,700,000	2,700,000
Series Floaters ZF 05 90, 1.64% 1/7/20 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(d)	4,100,000	4,100,000
		100,684,000
Pennsylvania - 0.2%
Berks County Muni. Auth. Rev. Participating VRDN Series Floaters 001, 1.76% 2/11/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)(e)	500,000	500,000
Texas - 0.0%
Alamo Cmnty. College District Rev. Bonds Series G-111, 1.81%, tender 5/1/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
Utah - 0.9%
Salt Lake City Arpt. Rev. Participating VRDN Series DBE 8034, 1.86% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(c)(d)	2,300,000	2,300,000
Virginia - 0.0%
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Bonds Series Floaters G 40, 1.81%, tender 8/3/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
TOTAL TENDER OPTION BOND
(Cost $104,684,000)		104,684,000

Other Municipal Security - 12.8%
Florida - 0.9%
Florida Dev. Fin. Corp. Surface T Bonds (Virgin Trains U.S.A. Passenger Rail Proj.) Series 2019 B, 1.9%, tender 3/17/20 (a)(b)	2,200,000	2,200,013
Kentucky - 0.1%
Jefferson County Poll. Cont. Rev. Bonds Series 2001 A, 1.41% tender 1/17/20, CP mode	180,000	180,000
Massachusetts - 0.1%
Massachusetts Dev. Fin. Agcy. Electrical Utils. Rev. Bonds Series 05, 1.23% tender 1/15/20 (Massachusetts Elec. Co. Guaranteed), CP mode (a)	300,000	300,000
Michigan - 11.3%
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. Bonds (Spectrum Health Sys. Proj.) Series 2015 A, SIFMA Municipal Swap Index + 0.250% 1.89%, tender 7/28/20 (b)(g)	11,915,000	11,915,000
Michigan Bldg. Auth. Rev. Series 7, 1.43% 1/9/20, LOC State Street Bank & Trust Co., Boston, LOC U.S. Bank NA, Cincinnati, CP	2,700,000	2,700,000
Michigan Hosp. Fin. Auth. Rev. Bonds:
Series 2010 F4, 1.95%, tender 4/1/20 (b)	6,745,000	6,753,582
Series 2012 A, 5% 6/1/20	2,600,000	2,639,680
Spring Lake Pub. Schools Bonds Series 2014, 5% 11/1/20 (Michigan Gen. Oblig. Guaranteed)	1,745,000	1,797,279
Univ. of Michigan Rev. Bonds Series B, 1.2% tender 2/5/20, CP mode	2,600,000	2,600,000
Wayne-Westland Cmnty. Schools Bonds Series 2019, 4% 5/1/20 (Michigan Gen. Oblig. Guaranteed)	190,000	191,418
		28,596,959
New Hampshire - 0.4%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds Series A1, 1.35% tender 1/29/20, CP mode (a)	1,000,000	1,000,000
TOTAL OTHER MUNICIPAL SECURITY
(Cost $32,276,972)		32,276,972
	Shares	Value

Investment Company - 11.2%
Fidelity Municipal Cash Central Fund 1.65% (h)(i)
(Cost $28,460,419)	28,457,713	28,460,419
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $252,876,391)		252,876,391
NET OTHER ASSETS (LIABILITIES) - 0.1%		261,589
NET ASSETS - 100%		$253,137,980

Security Type Abbreviations

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Coupon rates are determined by re-marketing agents based on current market conditions.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,000,000 or 0.4% of net assets.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,915,000 or 1.5% of net assets.

 (g) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (h) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (i) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Alamo Cmnty. College District Rev. Bonds Series G-111, 1.81%, tender 5/1/20 (Liquidity Facility Royal Bank of Canada)	6/6/19	$100,000
Berks County Muni. Auth. Rev. Participating VRDN Series Floaters 001, 1.76% 2/11/20 (Liquidity Facility Barclays Bank PLC)	1/18/18	$500,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 1.79%, tender 4/1/20 (Liquidity Facility Royal Bank of Canada)	5/16/19	$100,000
Denver City & County Arpt. Rev. Bonds Series G-114, 1.86%, tender 6/1/20 (Liquidity Facility Royal Bank of Canada)	6/6/19	$100,000
Massachusetts Gen. Oblig. Bonds Series Clipper 09 69, 1.79%, tender 4/2/20 (Liquidity Facility State Street Bank & Trust Co., Boston)	11/6/19	$100,000
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Bonds Series Floaters G 40, 1.81%, tender 8/3/20 (Liquidity Facility Royal Bank of Canada)	8/2/18	$100,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$265,772
Total	$265,772

Amounts in the income column in the above table exclude any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $224,415,972)	$224,415,972
Fidelity Central Funds (cost $28,460,419)	28,460,419
Total Investment in Securities (cost $252,876,391)		$252,876,391
Receivable for fund shares sold		55,404
Interest receivable		540,193
Distributions receivable from Fidelity Central Funds		29,342
Prepaid expenses		372
Other receivables		47
Total assets		253,501,749
Liabilities
Payable to custodian bank	$113,064
Payable for fund shares redeemed	95,463
Distributions payable	6,488
Accrued management fee	77,414
Audit fee payable	33,556
Transfer agent fee payable	33,237
Other affiliated payables	3,303
Other payables and accrued expenses	1,244
Total liabilities		363,769
Net Assets		$253,137,980
Net Assets consist of:
Paid in capital		$253,121,124
Total accumulated earnings (loss)		16,856
Net Assets		$253,137,980
Net Asset Value, offering price and redemption price per share ($253,137,980 ÷ 252,758,095 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Interest		$4,017,457
Income from Fidelity Central Funds		265,772
Total income		4,283,229
Expenses
Management fee	$990,187
Transfer agent fees	441,524
Accounting fees and expenses	43,695
Custodian fees and expenses	2,500
Independent trustees' fees and expenses	1,141
Registration fees	21,472
Audit	38,160
Legal	4,253
Miscellaneous	1,145
Total expenses before reductions	1,544,077
Expense reductions	(4,114)
Total expenses after reductions		1,539,963
Net investment income (loss)		2,743,266
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	20,612
Fidelity Central Funds	616
Capital gain distributions from Fidelity Central Funds	240
Total net realized gain (loss)		21,468
Net increase in net assets resulting from operations		$2,764,734

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,743,266	$3,262,077
Net realized gain (loss)	21,468	15,779
Net increase in net assets resulting from operations	2,764,734	3,277,856
Distributions to shareholders	(2,745,404)	(3,581,532)
Share transactions
Proceeds from sales of shares	23,836,710	35,049,609
Reinvestment of distributions	2,642,432	3,456,334
Cost of shares redeemed	(84,012,064)	(148,370,854)
Net increase (decrease) in net assets and shares resulting from share transactions	(57,532,922)	(109,864,911)
Total increase (decrease) in net assets	(57,513,592)	(110,168,587)
Net Assets
Beginning of period	310,651,572	420,820,159
End of period	$253,137,980	$310,651,572
Other Information
Shares
Sold	23,836,710	35,049,609
Issued in reinvestment of distributions	2,642,432	3,456,334
Redeemed	(84,012,064)	(148,370,854)
Net increase (decrease)	(57,532,922)	(109,864,911)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Michigan Municipal Money Market Fund

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.010	.009	.004	.001	–A
Net realized and unrealized gain (loss)	–A	.001	–A	.001	–A
Total from investment operations	.010	.010	.004	.002	–A
Distributions from net investment income	(.010)	(.009)	(.004)	(.001)	–A
Distributions from net realized gain	–A	(.001)	–A	(.001)	–
Total distributions	(.010)	(.010)	(.004)	(.002)	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.98%	1.01%	.37%	.16%	.01%
Ratios to Average Net AssetsC,D
Expenses before reductions	.55%	.55%	.53%	.52%	.53%
Expenses net of fee waivers, if any	.55%	.55%	.53%	.35%	.06%
Expenses net of all reductions	.55%	.55%	.53%	.35%	.06%
Net investment income (loss)	.98%	.90%	.35%	.06%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$253,138	$310,652	$420,820	$574,369	$993,737

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

Fidelity Michigan Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Michigan Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Michigan.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, market discount and losses deferred due to excise tax regulations.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Michigan Municipal Income Fund	$633,297,173	$32,416,841	$(78,368)	$32,338,473
Fidelity Michigan Municipal Money Market Fund	252,876,391	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Michigan Municipal Income Fund	$32,926	$–	$420,178	$32,338,473
Fidelity Michigan Municipal Money Market Fund	–	1,107	17,346	–

The tax character of distributions paid was as follows:

December 31, 2019
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$16,024,388	$1,868,996	$266,999	$18,160,383
Fidelity Michigan Municipal Money Market Fund	2,742,853	–	2,551	2,745,404

December 31, 2018
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$16,994,836	$–	$1,809,046	$18,803,882
Fidelity Michigan Municipal Money Market Fund	3,262,434	285,311	33,787	3,581,532

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $141,999,778 and $83,454,939, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Michigan Municipal Income Fund	.25%	.10%	.35%
Fidelity Michigan Municipal Money Market Fund	.25%	.10%	.35%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Michigan Municipal Income Fund	.09%
Fidelity Michigan Municipal Money Market Fund	.16%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Michigan Municipal Income Fund	.02
Fidelity Michigan Municipal Money Market Fund	.02

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Michigan Municipal Income Fund	$1,654

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

FMR contractually agreed to reimburse Fidelity Michigan Municipal Money Market Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

	Expense Limitations	Reimbursement
Fidelity Michigan Municipal Money Market Fund	.55%	$2,512

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Michigan Municipal Income Fund	$2,234
Fidelity Michigan Municipal Money Market Fund	43

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Michigan Municipal Income Fund	$2,991
Fidelity Michigan Municipal Money Market Fund	1,559

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Michigan Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) and Fidelity Michigan Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) (hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 277 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Fidelity Michigan Municipal Income Fund	.47%
Actual		$1,000.00	$1,020.40	$2.39
Hypothetical-C		$1,000.00	$1,022.84	$2.40
Fidelity Michigan Municipal Money Market Fund	.55%
Actual		$1,000.00	$1,004.20	$2.78
Hypothetical-C		$1,000.00	$1,022.43	$2.80

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Michigan Municipal Income Fund	02/10/20	02/07/20	$0.00800
Fidelity Michigan Municipal Money Market Fund	02/10/20	02/07/20	$0.00008

The funds hereby designate as a capital gain dividend the amount noted below for the taxable year ended December 31, 2019, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Michigan Municipal Income Fund	$719,461
Fidelity Michigan Municipal Money Market Fund	$19,898

During fiscal year ended 2019, 100% of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund's income dividends were free from federal income tax, and 9.26% of Fidelity Michigan Municipal Income Fund and 13.78% of Fidelity Michigan Municipal Money Market Fund's income dividends were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Michigan Municipal Income Fund / Fidelity Michigan Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Approval of Amended and Restated Advisory Contracts.  At its September 2019 meeting, the Board also unanimously determined to approve amended and restated management contracts and sub-advisory agreements (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, Fidelity Investments Money Management, Inc. (FIMM) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreements with FIMM upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance (for  Fidelity Michigan Municipal Income Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in September 2018 and December 2018.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for  Fidelity Michigan Municipal Money Market Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in April 2019.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Michigan Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

Fidelity Michigan Municipal Money Market Fund

The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national municipal money market funds to create a single mapped group. The Board considered that Fidelity is the only firm that offers a Michigan money market fund.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2018. The Board also noted that the management fee rate was four BP above the Total Mapped Group median and seven BP above the ASPG median.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that Fidelity Michigan Municipal Income Fund's total expense ratio ranked below the competitive median for 2018 and Fidelity Michigan Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that the competitive data for Fidelity Michigan Municipal Money Market Fund reflects periods for which many competitor funds waived fees or reimbursed expenses in order to maintain a minimum yield. The Board also considered that, as interest rates rise, many competitors have eliminated such waivers, but the externally sourced competitive data for 2018 had not yet caught up to the fiscal periods during which competitors have stopped waiving fees to maintain minimum yields. The Board noted that, excluding fee waivers and reimbursements, the fund's total expense ratio ranked above the median, but the difference in total expense ratio was 5 BP.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed and each fund's Amended and Restated Contracts should be approved.

MIR-ANN-0220
1.540080.122

Fidelity® Ohio Municipal Income Fund

Fidelity® Ohio Municipal Money Market Fund

Annual Report

December 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Ohio Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Ohio Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Ohio Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Ohio Municipal Income Fund	7.08%	3.54%	4.29%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Ohio Municipal Income Fund on December 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,218	Fidelity® Ohio Municipal Income Fund
$15,295	Bloomberg Barclays Municipal Bond Index

Fidelity® Ohio Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a healthy gain in 2019, supported by strong supply/demand dynamics for much of the year. The Bloomberg Barclays Municipal Bond Index rose 7.54%. Gross municipal bond issuance remained below the long-term historical average, partly due to the elimination of tax-exempt advance refundings under the tax law passed in December 2017, historically a significant source of supply. The cap on the federal deduction for state and local taxes made tax-exempt debt attractive, particularly in high-tax states. The muni market rose strongly from early 2019 into mid-August amid growing evidence of a global economic slowdown and heightened international trade tension that led to a series of rate cuts by the U.S. Federal Reserve. Reversing a roughly three-year cycle of rate hikes, the Fed cut policy interest rates by 25 basis points in July, followed by rate cuts of 25 basis points each in September and October. The muni market returned -0.80% in September as the technical environment became less supportive. The market rose 0.74% for the fourth quarter as a whole, held back by increased supply of new bonds and the Fed’s shift to a neutral-rate stance.

Comments from Co-Portfolio Managers Cormac Cullen, Elizah McLaughlin and Kevin Ramundo:  For the year, the fund gained 7.08%, roughly in line, net of fees, with the 7.07% advance of the state benchmark, the Bloomberg Barclays Ohio Municipal Bond Blended Index. In managing the fund the past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted return over time. The fund's larger-than-benchmark exposure to lower-quality investment-grade securities (typically rated A and BBB) contributed to fund performance versus the state benchmark. Bonds in these ratings categories posted better total returns than higher-quality securities, driven by the greater income they produced and because of strong investor demand for higher-yielding securities. Our yield-curve positioning also added value, as our overweightings in seven- to 10-year bonds boosted relative performance for most of the past year. In contrast, overweighting certain health care bonds with short call dates hurt fund performance versus the state benchmark. Additionally, differences in the way fund holdings and index components were priced detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On March 1, 2020, Michael Maka will assume co-management responsibilities for the fund. He will eventually succeed Kevin Ramundo, who will be retiring from Fidelity on June 30, 2020, after more than 20 years with the firm.

Fidelity® Ohio Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2019

% of fund's net assets
Health Care	32.8
Education	20.4
General Obligations	18.6
Escrowed/Pre-Refunded	7.3
Special Tax	5.9

Quality Diversification (% of fund's net assets)

As of December 31, 2019
AAA	3.2%
AA,A	80.2%
BBB	10.2%
BB and Below	2.9%
Not Rated	2.9%
Short-Term Investments and Net Other Assets	0.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Ohio Municipal Income Fund

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Municipal Bonds - 99.4%
	Principal Amount	Value
Guam - 0.4%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
6.25% 10/1/34 (a)	$900,000	$1,033,524
6.375% 10/1/43 (a)	735,000	845,037
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/23 (FSA Insured)	1,000,000	1,097,070

TOTAL GUAM		2,975,631

Ohio - 99.0%
Akron Bath Copley Hosp. District Rev.:
(Children's Hosp. Med. Ctr. Proj.) Series 2012:
5% 11/15/22	1,000,000	1,083,700
5% 11/15/23	3,245,000	3,507,131
(Summa Health Sys.) Series 2016, 5% 11/15/25	1,000,000	1,189,890
Series 2016:
5% 11/15/22	2,020,000	2,219,313
5% 11/15/23	1,000,000	1,131,550
5% 11/15/26	535,000	649,929
5.25% 11/15/32	1,000,000	1,196,500
5.25% 11/15/34	1,500,000	1,787,760
5.25% 11/15/41	10,295,000	12,081,183
5.25% 11/15/46	1,500,000	1,747,635
Allen County Hosp. Facilities Rev. (Mercy Health) Series 2017 A:
4% 8/1/36	5,000,000	5,515,200
5% 8/1/42	4,175,000	4,928,922
American Muni. Pwr., Inc. Rev.:
(AMP Freemont Energy Ctr. Proj.) Series 2012 B, 5.25% 2/15/26 (Pre-Refunded to 2/15/22 @ 100)	1,875,000	2,037,338
(Greenup Hydroelectric Proj.) Series 2016 A, 5% 2/15/41	3,005,000	3,471,196
(Prairie State Energy Campus Proj.) Series 2015:
5% 2/15/28	3,995,000	4,547,828
5% 2/15/42	3,000,000	3,340,920
Bonds:
(Combined Hydroelectric Proj.) Series 2018, 2.25%, tender 8/15/21 (b)	7,000,000	7,054,740
Series 2019 A, 2.3%, tender 2/15/22 (b)	6,000,000	6,089,700
Beavercreek City School District Series 2015, 5% 12/1/29	1,500,000	1,751,805
Bowling Green Univ. Gen. Receipts Series 2016 A, 5% 6/1/42	1,000,000	1,144,780
Butler County Hosp. Facilities Rev.:
(Kettering Health Network Obligated Group Proj.) Series 2011, 6.375% 4/1/36	5,030,000	5,329,084
Series 2016 X:
5% 5/15/31	3,225,000	4,265,482
5% 5/15/32	3,950,000	5,292,447
Chillicothe Hosp. Facilities Rev. (Adena Health Sys. Oblig. Group Proj.) Series 2017, 5% 12/1/47	8,535,000	9,914,597
Cincinnati City School District Ctfs. of Prtn. (Cincinnati City School District School Impt. Proj.) Series 2014, 5% 12/15/26	4,000,000	4,657,040
Cincinnati Gen. Oblig. Series 2015, 5.25% 12/1/29	4,285,000	5,130,302
Cleveland Arpt. Sys. Rev.:
Series 2018 A:
5% 1/1/43 (FSA Insured) (a)	1,750,000	2,067,310
5% 1/1/48 (FSA Insured) (a)	3,000,000	3,519,210
Series 2019 B:
5% 1/1/22 (a)	900,000	965,538
5% 1/1/23 (a)	1,200,000	1,328,052
5% 1/1/24 (a)	1,200,000	1,366,272
5% 1/1/25 (a)	1,125,000	1,314,731
5% 1/1/26 (a)	400,000	477,860
5% 1/1/27 (a)	350,000	426,027
Cleveland Gen. Oblig.:
Series 2012, 5% 12/1/25	2,350,000	2,603,142
Series 2015:
5% 12/1/26	1,500,000	1,806,465
5% 12/1/27	2,000,000	2,393,940
5% 12/1/29	1,250,000	1,485,175
Series C, 5.25% 11/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,885,000	2,172,877
Cleveland Heights & Univ. Heights County School District Series 2014, 4.5% 12/1/47	3,000,000	3,224,130
Cleveland Income Tax Rev. Series 2018 A:
5% 10/1/29	600,000	749,904
5% 10/1/30	420,000	524,068
5% 10/1/31	650,000	805,558
5% 10/1/33	600,000	739,560
5% 10/1/36	700,000	853,230
5% 10/1/39	2,040,000	2,464,912
5% 10/1/43	5,000,000	5,988,600
Cleveland Muni. School District:
Series 2013, 5% 12/1/24	1,255,000	1,390,189
Series 2015 A:
5% 12/1/24	3,725,000	4,198,895
5% 12/1/27	1,750,000	1,967,630
Cleveland Ohio Wtr. Poll. Ctl. Rev. Series 2016:
5% 11/15/34	1,190,000	1,393,014
5% 11/15/35	1,245,000	1,455,903
5% 11/15/36	450,000	524,925
5% 11/15/45	2,000,000	2,296,640
Cleveland Pub. Library Facilities Series 2019 A:
4% 12/1/33	425,000	495,299
4% 12/1/34	370,000	428,186
4% 12/1/35	620,000	715,114
4% 12/1/36	1,400,000	1,609,692
4% 12/1/37	1,115,000	1,276,229
4% 12/1/38	650,000	741,735
Cleveland Pub. Pwr. Sys. Rev. Series 2018:
5% 11/15/23 (FSA Insured)	360,000	409,540
5% 11/15/24 (FSA Insured)	475,000	554,900
5% 11/15/25 (FSA Insured)	200,000	238,968
5% 11/15/26 (FSA Insured)	265,000	322,693
5% 11/15/27 (FSA Insured)	220,000	272,659
5% 11/15/28 (FSA Insured)	150,000	186,840
5% 11/15/29 (FSA Insured)	210,000	260,255
5% 11/15/30 (FSA Insured)	530,000	653,426
5% 11/15/32 (FSA Insured)	365,000	446,588
5% 11/15/34 (FSA Insured)	785,000	956,012
5% 11/15/36 (FSA Insured)	1,000,000	1,211,220
5% 11/15/38 (FSA Insured)	830,000	998,224
Cleveland State Univ. Gen. Receipts Series 2012:
5% 6/1/24	1,920,000	2,057,357
5% 6/1/25	2,500,000	2,678,375
5% 6/1/26	3,075,000	3,290,742
Cleveland Wtr. Rev.:
Series 2012 X, 5% 1/1/42	5,465,000	5,828,095
Series 2015 Y:
4% 1/1/28	650,000	712,504
4% 1/1/29	1,040,000	1,137,042
Cleveland-Cuyahoga County Port Auth. Dev. Lease Rev. (Administrative Headquarters Proj.) Series 2013, 5% 7/1/37	3,000,000	3,992,130
Columbus City School District Series 2016 A, 5% 12/1/31	5,000,000	6,017,600
Columbus Gen. Oblig. Series 2014 A, 4% 2/15/28	5,000,000	5,509,950
Columbus Metropolitan Library Facility Series 2012 1, 5% 12/1/23 (Pre-Refunded to 12/1/20 @ 100)	530,000	548,926
Cuyahoga County Econ. Dev. Rev.:
(The Cleveland Orchestra Proj.) Series 2019:
5% 1/1/29	325,000	411,613
5% 1/1/30	250,000	318,223
5% 1/1/31	325,000	411,291
5% 1/1/32	500,000	628,365
5% 1/1/33	400,000	498,940
5% 1/1/34	300,000	373,326
5% 1/1/36	440,000	544,342
5% 1/1/37	400,000	493,400
5% 1/1/39	1,400,000	1,714,762
5% 1/1/40	1,620,000	1,978,895
Series 2019, (The Cleveland Orchestra Proj.) 5% 1/1/35	500,000	620,525
Cuyahoga County Gen. Oblig. Series 2012 A, 4% 12/1/27	1,575,000	1,612,580
Cuyahoga County Hosp. Rev. Series 2017:
5% 2/15/26	1,750,000	2,037,403
5% 2/15/27	1,700,000	2,012,902
5% 2/15/28	2,385,000	2,821,073
5% 2/15/30	3,000,000	3,517,710
5% 2/15/31	1,500,000	1,751,415
5% 2/15/32	1,450,000	1,688,931
Dayton Gen. Oblig. Series 2012:
4% 12/1/22	750,000	769,448
4% 12/1/25	1,540,000	1,579,085
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	5,000,000	5,238,950
Fairview Park Gen. Oblig. Series 2012:
4% 12/1/23	1,395,000	1,506,935
4% 12/1/24	1,490,000	1,608,455
Franklin County Convention Facilities Auth. (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/44	2,500,000	2,927,525
5% 12/1/51	5,000,000	5,818,550
Franklin County Convention Facilities Auth. Tax & Lease Rev. Series 2014:
5% 12/1/25	1,250,000	1,466,825
5% 12/1/26	3,045,000	3,566,974
5% 12/1/32	5,920,000	6,861,635
Franklin County Hosp. Facilities Rev.:
(Ohiohealth Corp. Proj.) Series 2015, 5% 5/15/40	3,600,000	4,109,004
Bonds (U.S. Health Corp. of Columbus Proj.) Series 2011 B, 5%, tender 5/15/23 (b)	2,635,000	2,942,873
Series 2016 C:
4% 11/1/40	3,000,000	3,299,850
5% 11/1/33	2,610,000	3,161,676
5% 11/1/34	2,155,000	2,601,688
Franklin County Ohio Sales Tax R Series 2018, 5% 6/1/48	5,920,000	7,185,578
Franklin County Rev. (Trinity Health Proj.) Series 2017, 5% 12/1/47	720,000	852,696
Greater Cleveland Reg'l. Transit Auth. Series 2012, 5% 12/1/23	660,000	708,259
Hamilton City School District Series 2015:
3.5% 12/1/31	1,500,000	1,600,215
5% 12/1/26	1,500,000	1,756,350
5% 12/1/28	1,550,000	1,803,952
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/26	1,000,000	1,133,790
5% 12/1/27	3,825,000	4,328,944
Hamilton County HealthCare Facilities Rev. (The Christ Hosp. Proj.) Series 2012:
5.25% 6/1/24	3,000,000	3,274,230
5.25% 6/1/27	3,000,000	3,263,010
Hamilton County Healthcare Rev. (Life Enriching Cmntys. Proj.) Series 2016:
5% 1/1/31	1,350,000	1,540,026
5% 1/1/36	3,450,000	3,886,460
Hamilton County Hosp. Facilities Rev. Series 2014, 5% 2/1/44	775,000	852,616
Hamilton County Student Hsg. Rev. (Stratford Heights Proj.) Series 2010, 5% 6/1/30 (FSA Insured)	2,500,000	2,537,650
Hancock County Hosp. Facilities Rev. (Blanchard Valley Reg'l. Health Ctr. Proj.) Series 2011 A, 6.25% 12/1/34 (Pre-Refunded to 6/1/21 @ 100)	4,100,000	4,391,182
Kent State Univ. Revs.:
Series 2012 A:
5% 5/1/24	1,385,000	1,505,384
5% 5/1/25	1,500,000	1,629,645
5% 5/1/26	2,220,000	2,410,809
Series 2016, 5% 5/1/30	1,125,000	1,352,250
Lake County Hosp. Facilities Rev. Series 2015:
5% 8/15/27	770,000	896,349
5% 8/15/45	11,000,000	12,202,068
Lakewood City School District Series 2014 C, 5% 12/1/25	1,300,000	1,534,325
Lancaster City School District Series 2012:
5% 10/1/49 (Pre-Refunded to 10/1/22 @ 100)	140,000	154,518
5% 10/1/49 (Pre-Refunded to 10/1/22 @ 100)	2,860,000	3,160,672
Lancaster Port Auth. Gas Rev.:
Bonds Series 2019, 5%, tender 2/1/25 (b)	6,105,000	7,067,697
Series 2019:
5% 8/1/20	650,000	664,173
5% 2/1/21	285,000	296,466
5% 2/1/22	200,000	215,284
5% 2/1/23	100,000	111,081
5% 8/1/24	655,000	757,815
Lucas County Hosp. Rev. Series 2011, 5% 11/15/25 (Pre-Refunded to 11/15/21 @ 100)	1,780,000	1,906,184
Lucas-Plaza Hsg. Dev. Corp. Mtg. Rev. (The Plaza Section 8 Assisted Proj.) Series 1991 A, 0% 6/1/24 (Escrowed to Maturity)	9,000,000	8,411,130
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/45	5,500,000	6,482,355
5% 8/1/49	2,200,000	2,581,986
Miami Univ. Series 2012, 4% 9/1/28	2,195,000	2,334,229
Miamisburg City School District Series 2016:
5% 12/1/28	500,000	597,865
5% 12/1/29	300,000	357,375
Middleburg Heights Hosp. Rev.:
Series 2011, 5.25% 8/1/41	3,000,000	3,156,840
Series 2012 A, 5% 8/1/47	5,725,000	6,118,308
Milford Exempt Village School District Series 2015:
3.5% 12/1/31	500,000	532,135
5% 12/1/28	1,400,000	1,658,986
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/44	4,005,000	4,294,922
5% 2/15/48	3,495,000	3,730,668
North Olmsted City School District Series 2015 A:
5% 12/1/26 (Pre-Refunded to 12/1/23 @ 100)	665,000	765,116
5% 12/1/27 (Pre-Refunded to 12/1/23 @ 100)	220,000	253,121
5% 12/1/28 (Pre-Refunded to 12/1/23 @ 100)	365,000	419,951
5% 12/1/29 (Pre-Refunded to 12/1/23 @ 100)	500,000	575,275
5% 12/1/30 (Pre-Refunded to 12/1/23 @ 100)	750,000	862,913
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev. Series 2014, 5% 11/15/44	8,815,000	10,135,928
Northwest Local School District Series 2015, 5% 12/1/45 (Pre-Refunded to 12/1/23 @ 100)	2,980,000	3,422,441
Ohio Bldg. Auth. (Adult Correctional Bldg. Fund Proj.) Series 2010 A, 5% 10/1/24	6,030,000	6,200,106
Ohio Cap. Facilities Lease (Ohio Gen. Oblig. Proj.) Series 2017 A:
5% 10/1/32	1,625,000	1,999,303
5% 10/1/33	1,500,000	1,841,385
5% 10/1/35	1,450,000	1,771,494
5% 10/1/36	1,250,000	1,523,300
5% 10/1/37	1,430,000	1,736,778
Ohio Gen. Oblig. Series 2016 A, 5% 2/1/31	4,255,000	5,062,556
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.):
Series 1990 B, 6.5% 10/1/20	455,000	473,017
Series 2016, 5% 12/1/40	2,000,000	2,369,660
Series 2019 B:
5% 12/1/37	835,000	1,039,183
5% 12/1/38	1,100,000	1,363,846
5% 12/1/39	775,000	958,985
(Denison Univ. 2015 Proj.) Series 2015:
5% 11/1/28	1,465,000	1,729,550
5% 11/1/29	1,325,000	1,561,552
5% 11/1/30	2,285,000	2,683,481
(Denison Univ., Proj.) Series 2017 B, 5% 11/1/26	1,505,000	1,849,780
(Kenyon College 2010 Proj.) Series 2010, 5.25% 7/1/44	875,000	892,771
(Kenyon College 2015 Proj.) Series 2015, 5% 7/1/41	5,100,000	5,800,689
(Kenyon College 2016 Proj.) Series 2016, 5% 7/1/42	4,000,000	4,623,720
(Kenyon College 2020 Proj.) Series 2020:
5% 7/1/38 (c)	2,500,000	3,042,275
5% 7/1/39 (c)	2,640,000	3,200,789
(Kenyon College, Oh. Proj.) Series 2017:
4% 7/1/36	400,000	444,372
4% 7/1/37	450,000	498,398
5% 7/1/28	400,000	492,348
5% 7/1/29	735,000	900,573
5% 7/1/30	300,000	364,923
5% 7/1/31	400,000	483,876
5% 7/1/33	650,000	781,268
5% 7/1/35	1,550,000	1,854,699
5% 7/1/42	1,400,000	1,646,932
(The College of Wooster 2018 Proj.) Series 2018:
5% 9/1/33	1,445,000	1,785,370
5% 9/1/45	4,255,000	5,104,638
(Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5.25% 1/15/23	2,500,000	2,507,600
(Univ. of Dayton 2018 Proj.) Series A, 5% 12/1/48	1,000,000	1,190,360
(Univ. of Dayton Proj.):
Series 2013:
5% 12/1/23	540,000	595,885
5% 12/1/24	585,000	645,542
5% 12/1/25	1,000,000	1,103,180
5% 12/1/26	1,195,000	1,319,388
5% 12/1/27	2,300,000	2,537,314
Series 2018 B:
4% 12/1/33	1,155,000	1,306,363
5% 12/1/21	1,000,000	1,071,570
5% 12/1/23	1,000,000	1,141,570
5% 12/1/25	1,065,000	1,281,195
5% 12/1/27	1,000,000	1,252,980
5% 12/1/29	1,310,000	1,639,727
5% 12/1/31	1,130,000	1,395,934
5% 12/1/35	1,000,000	1,222,230
5% 12/1/36	1,000,000	1,218,970
(Xavier Univ. Proj.) Series 2015 C:
5% 5/1/26	1,000,000	1,168,280
5% 5/1/28	1,000,000	1,160,530
5% 5/1/29	855,000	989,432
5% 5/1/31	1,005,000	1,155,861
Bonds (Case Western Reserve Univ. Proj.) Series 2019 C, 1.625%, tender 12/1/26 (b)	5,000,000	4,997,300
Series 2019, 4% 10/1/49	3,270,000	3,544,713
Ohio Hosp. Facilities Rev.:
Series 2011 A, 5% 1/1/32 (Pre-Refunded to 1/1/21 @ 100)	3,500,000	3,631,075
Series 2017 A, 5% 1/1/32	2,000,000	2,478,680
Series 2019 B, 4% 1/1/40	3,000,000	3,396,780
Ohio Hosp. Rev.:
Series 2013 A:
5% 1/15/27	5,000,000	5,519,700
5% 1/15/28	720,000	794,383
Series 2016 A, 5% 1/15/41	5,000,000	5,715,350
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	6,250,000	7,003,375
(Mtg. Backed Securities Programs) Series 2017 B, 4.5% 3/1/47 (a)	730,000	788,473
Ohio Solid Waste Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010, 1.2%, tender 3/2/20 (b)	3,500,000	3,500,000
Ohio Spl. Oblig.:
( Ohio Gen. Oblig. Proj.) Series 2017 A, 5% 4/1/32	1,115,000	1,358,248
( Ohio Gen. Oblig. Proj.P Series 2017 A, 5% 4/1/34	1,000,000	1,212,620
(Ohio Gen. Oblig. Proj.) Series 2017 A:
5% 4/1/29	2,535,000	3,122,613
5% 4/1/30	2,250,000	2,750,423
5% 4/1/31	2,000,000	2,442,500
5% 4/1/33	1,850,000	2,247,713
5% 4/1/35	2,395,000	2,897,687
Ohio State Univ. Gen. Receipts Series 2013 A:
5% 6/1/28	2,000,000	2,238,040
5% 6/1/38	3,500,000	3,894,275
Ohio Tpk. Commission Tpk. Rev. (Infastructure Proj.) Series 2005 A, 0% 2/15/43	10,000,000	5,001,000
Ohio Univ. Gen. Receipts Athens Series 2013, 5% 12/1/24	5,075,000	5,607,875
Ohio Wtr. Dev. Auth. Rev. (Fresh Wtr. Impt. Proj.) Series 2009 B, 5% 12/1/24	1,025,000	1,199,722
Olentangy Local School District Series 2016, 5% 12/1/32	1,275,000	1,520,348
Princeton City School District Series 2014, 5% 12/1/39 (Pre-Refunded to 12/1/24 @ 100)	2,750,000	3,252,673
Reynoldsburg City School District Series 2015, 4% 12/1/30	2,375,000	2,640,573
Ross County Hosp. Facilities Rev. (Adena Health Sys. Obligated Group Proj.) Series 2019, 5% 12/1/49	5,000,000	5,926,650
Scioto County Hosp. Facilities Rev. Series 2016:
5% 2/15/24	970,000	1,101,590
5% 2/15/28	5,030,000	5,920,260
5% 2/15/30	3,860,000	4,508,519
5% 2/15/32	2,550,000	2,954,685
5% 2/15/33	2,460,000	2,840,685
5% 2/15/34	4,450,000	5,124,709
South-Western City School District Franklin & Pickway County:
(Intercept) Series 2012, 5% 12/1/36 (Pre-Refunded to 6/1/22 @ 100)	400,000	437,016
Series 2012, 5% 12/1/36 (Pre-Refunded to 6/1/22 @ 100)	1,600,000	1,748,064
Toledo Gen. Oblig. Series 2012 A, 5% 12/1/20	1,635,000	1,690,203
Univ. of Akron Gen. Receipts Series 2016 A:
5% 1/1/23	460,000	510,375
5% 1/1/25	1,025,000	1,201,638
5% 1/1/33	5,000,000	5,918,900
Univ. of Cincinnati Gen. Receipts:
Series 2010 F:
5% 6/1/32	50,000	51,628
5% 6/1/32 (Pre-Refunded to 12/1/20 @ 100)	1,945,000	2,011,752
Series 2012 C, 4% 6/1/28	2,000,000	2,139,540
Series 2013 A:
5% 6/1/33 (Pre-Refunded to 6/1/23 @ 100)	4,085,000	4,615,437
5% 6/1/34 (Pre-Refunded to 6/1/23 @ 100)	5,130,000	5,796,131
Series 2016 A:
5% 6/1/32	745,000	892,495
5% 6/1/33	800,000	956,280
5% 6/1/34	585,000	698,028
Series 2016 C, 5% 6/1/41	2,585,000	3,032,567
Series F, 5% 6/1/32 (Pre-Refunded to 12/1/20 @ 100)	5,000	5,172
Univ. of Toledo Gen. Receipts:
Series 2017 B, 5% 6/1/31	2,470,000	3,269,218
Series 2018 A:
5% 6/1/26	600,000	728,604
5% 6/1/27	350,000	434,189
Village of Bluffton Hosp. Facilities Blanchard Valley Reg Health Ctr. Series 2017:
4% 12/1/32	1,500,000	1,642,800
5% 12/1/25	1,500,000	1,785,750
5% 12/1/26	1,890,000	2,293,969
5% 12/1/27	1,340,000	1,647,664
5% 12/1/28	1,400,000	1,704,220
5% 12/1/29	825,000	999,446
5% 12/1/30	1,700,000	2,049,282
5% 12/1/31	750,000	899,160
Willoughby-Eastlake City School District Series 2016, 5% 12/1/46	4,000,000	4,581,960
Wood County Hosp. Facilities Rev.:
(Hosp. Proj.) Series 2012, 5% 12/1/27	3,500,000	3,733,485
(Wood County Hosp. Assoc. Proj.) Series 2012:
5% 12/1/32	2,000,000	2,112,520
5% 12/1/42	125,000	130,728
Wright State Univ. Gen. Receipts Series 2011 A:
5% 5/1/20	1,650,000	1,669,426
5% 5/1/21	1,080,000	1,130,069
5% 5/1/23	2,665,000	2,784,925

TOTAL OHIO		666,107,827

TOTAL MUNICIPAL BONDS
(Cost $631,857,896)		669,083,458

Municipal Notes - 0.7%
Ohio - 0.7%
Mahoning County Sales Tax BAN Series 2019, 3% 9/16/20	1,000,000	$1,011,889
Ohio Hosp. Facilities Rev. Series 2019 E, 1.65% 1/2/20 (Liquidity Facility PNC Bank NA), VRDN (b)	2,500,000	2,500,000
Wickliffe City School District BAN Series 2019, 2.5% 5/27/20	1,100,000	1,104,078
TOTAL MUNICIPAL NOTES
(Cost $4,615,554)		4,615,967
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $636,473,450)		673,699,425
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(751,003)
NET ASSETS - 100%		$672,948,422

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	32.8%
Education	20.4%
General Obligations	18.6%
Escrowed/Pre-Refunded	7.3%
Special Tax	5.9%
Others* (Individually Less Than 5%)	15.0%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $636,473,450)		$673,699,425
Receivable for fund shares sold		401,011
Interest receivable		6,402,963
Prepaid expenses		858
Other receivables		361
Total assets		680,504,618
Liabilities
Payable to custodian bank	$213,396
Payable for investments purchased on a delayed delivery basis	6,294,803
Payable for fund shares redeemed	209,357
Distributions payable	532,303
Accrued management fee	196,277
Other affiliated payables	61,480
Other payables and accrued expenses	48,580
Total liabilities		7,556,196
Net Assets		$672,948,422
Net Assets consist of:
Paid in capital		$635,563,230
Total accumulated earnings (loss)		37,385,192
Net Assets		$672,948,422
Net Asset Value, offering price and redemption price per share ($672,948,422 ÷ 54,358,806 shares)		$12.38

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Interest		$20,003,356
Expenses
Management fee	$2,293,124
Transfer agent fees	567,401
Accounting fees and expenses	152,721
Custodian fees and expenses	5,031
Independent trustees' fees and expenses	2,561
Registration fees	22,374
Audit	55,557
Legal	3,404
Miscellaneous	4,262
Total expenses before reductions	3,106,435
Expense reductions	(5,398)
Total expenses after reductions		3,101,037
Net investment income (loss)		16,902,319
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		1,405,194
Total net realized gain (loss)		1,405,194
Change in net unrealized appreciation (depreciation) on investment securities		25,524,376
Net gain (loss)		26,929,570
Net increase (decrease) in net assets resulting from operations		$43,831,889

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,902,319	$17,354,397
Net realized gain (loss)	1,405,194	255,765
Change in net unrealized appreciation (depreciation)	25,524,376	(16,148,891)
Net increase (decrease) in net assets resulting from operations	43,831,889	1,461,271
Distributions to shareholders	(18,245,239)	(19,076,332)
Share transactions
Proceeds from sales of shares	84,825,522	81,600,273
Reinvestment of distributions	11,736,868	12,319,390
Cost of shares redeemed	(65,506,210)	(137,357,769)
Net increase (decrease) in net assets resulting from share transactions	31,056,180	(43,438,106)
Total increase (decrease) in net assets	56,642,830	(61,053,167)
Net Assets
Beginning of period	616,305,592	677,358,759
End of period	$672,948,422	$616,305,592
Other Information
Shares
Sold	6,933,651	6,872,638
Issued in reinvestment of distributions	956,068	1,039,123
Redeemed	(5,351,617)	(11,595,747)
Net increase (decrease)	2,538,102	(3,683,986)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Ohio Municipal Income Fund

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.89	$12.20	$11.91	$12.29	$12.26
Income from Investment Operations
Net investment income (loss)A	.319	.321	.330	.339	.363
Net realized and unrealized gain (loss)	.515	(.279)	.377	(.308)	.147
Total from investment operations	.834	.042	.707	.031	.510
Distributions from net investment income	(.319)	(.321)	(.330)	(.339)	(.363)
Distributions from net realized gain	(.025)	(.031)	(.087)	(.072)	(.117)
Total distributions	(.344)	(.352)	(.417)	(.411)	(.480)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$12.38	$11.89	$12.20	$11.91	$12.29
Total ReturnC	7.08%	.39%	6.03%	.19%	4.24%
Ratios to Average Net AssetsD
Expenses before reductions	.48%	.48%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.48%
Expenses net of all reductions	.48%	.48%	.48%	.48%	.48%
Net investment income (loss)	2.60%	2.70%	2.73%	2.72%	2.97%
Supplemental Data
Net assets, end of period (000 omitted)	$672,948	$616,306	$677,359	$657,105	$636,261
Portfolio turnover rate	10%	11%	24%	17%	17%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2019

Days	% of fund's investments
1 - 7	72.6
8 - 30	1.4
31 - 60	6.4
61 - 90	0.7
91 - 180	9.2
> 180	9.7

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2019
Variable Rate Demand Notes (VRDNs)	37.7%
Tender Option Bond	41.3%
Other Municipal Security	21.0%
Investment Companies	1.2%
Net Other Assets (Liabilities)*	(1.2)%

 * Net Other Assets (Liabilities) are not included in the pie chart

Current 7-Day Yields

12/31/19
Fidelity® Ohio Municipal Money Market Fund	1.09%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Fidelity® Ohio Municipal Money Market Fund

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Variable Rate Demand Note - 37.7%
	Principal Amount	Value
Alabama - 0.5%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 1.82% 1/7/20, VRDN (a)(b)	$1,260,000	$1,260,000
Arkansas - 1.3%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.):
Series 1998, 1.82% 1/7/20, VRDN (a)(b)	400,000	400,000
Series 2002, 1.61% 1/7/20, VRDN (a)(b)	2,700,000	2,700,000
		3,100,000
Indiana - 0.2%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.) Series 2003 B, 1.78% 1/7/20, VRDN (a)(b)	400,000	400,000
Kansas - 0.4%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 1.75% 1/7/20, VRDN (b)	300,000	300,000
Series 2007 B, 1.75% 1/7/20, VRDN (b)	100,000	100,000
St. Mary's Kansas Poll. Cont. Rev. (Kansas Gas and Elec. Co. Proj.) Series 1994, 1.65% 1/7/20, VRDN (b)	700,000	700,000
		1,100,000
Nebraska - 0.3%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 1.82% 1/7/20, VRDN (a)(b)	700,000	700,000
Ohio - 34.4%
Allen County Hosp. Facilities Rev. Series 2012 B, 1.54% 1/7/20, VRDN (b)	19,325,000	19,325,000
Cuyahoga County Health Care Facilities Rev. (The A.M. McGregor Home Proj.) Series 2014, 1.73% 1/7/20, LOC Northern Trust Co., VRDN (b)	12,395,000	12,395,000
Hamilton County Student Hsg. Rev. (Block 3 Proj.) Series 2004, 1.75% 1/7/20, LOC RBS Citizens NA, VRDN (b)	435,000	435,000
Lake County Indl. Dev. Rev. (Norshar Co. Proj.) Series 1996, 1.79% 1/7/20, LOC JPMorgan Chase Bank, VRDN (a)(b)	695,000	695,000
Ohio Hosp. Rev. Series 2018 B, 1.75% 1/7/20, LOC PNC Bank NA, VRDN (b)	2,400,000	2,400,000
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
Series 2016 G, 1.64% 1/7/20 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	8,845,000	8,845,000
Series 2016 H, 1.64% 1/7/20 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	15,480,000	15,480,000
Ohio Spl. Oblig. (Adult Correctional Bldg. Fund Projs.) Series 2016 C, 1.5% 1/7/20, VRDN (b)	2,400,000	2,400,000
Ohio Wtr. Dev. Auth. (Waste Mgmt., Inc. Proj.) Series B, 1.78% 1/7/20, LOC Bank of America NA, VRDN (a)(b)	12,200,000	12,200,000
FHLMC Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev. (Wingate at Belle Meadows Proj.) Series 2004 E, 1.68% 1/7/20, LOC Fed. Home Ln. Bank, Cincinnati, VRDN (a)(b)	8,330,000	8,330,000
		82,505,000
West Virginia - 0.6%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. (Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 1.82% 1/7/20, VRDN (a)(b)	1,400,000	1,400,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $90,465,000)		90,465,000

Tender Option Bond - 41.3%
Colorado - 0.1%
Denver City & County Arpt. Rev. Bonds Series G-114, 1.86%, tender 6/1/20 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Connecticut - 0.0%
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 1.79%, tender 4/1/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
Florida - 0.3%
Broward County Port Facilities Rev. Bonds Series G 115, 1.86%, tender 3/2/20 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Jacksonville Elec. Auth. Elec. Sys. Rev. Participating VRDN Series 2019, 1.91% 2/11/20 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(e)	600,000	600,000
		700,000
Ohio - 40.9%
Allen County Hosp. Facilities Rev. Participating VRDN Series Floaters XF 25 16, 1.75% 1/7/20 (Liquidity Facility Citibank NA) (b)(c)(e)	4,340,000	4,340,000
Cincinnati Wtr. Sys. Rev. Participating VRDN Series MS 3280, 1.64% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(e)	3,750,000	3,750,000
Cleveland Wtr. Rev. Participating VRDN Series Floaters E 119, 1.64% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	3,600,000	3,600,000
Cuyahoga County Ctfs. of Prtn. Participating VRDN Series Floaters XG 02 06, 1.73% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(e)	3,900,000	3,900,000
Eclipse Fdg. Trust Various States Bonds Series 0005, 1.64%, tender 1/2/20 (Liquidity Facility U.S. Bank NA, Cincinnati) (b)(c)(e)	7,500,000	7,500,000
Erie County Hosp. Facilities Rev. Participating VRDN Series BAML 5019, 1.66% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(e)	8,000,000	8,000,000
Forest Hills Local School District Participating VRDN Series Floaters G30, 1.64% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	2,300,000	2,300,000
Franklin County Hosp. Facilities Rev. Participating VRDN:
Series 15 XF0244, 1.65% 1/7/20 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	2,670,000	2,670,000
Series 16 XL0004, 1.65% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	4,480,000	4,480,000
Hamilton County HealthCare Facilities Rev. Participating VRDN Series XF 10 50, 1.71% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	2,300,000	2,300,000
Kettering Med. Ctr., Inc., Participating VRDN Series Floaters BAML 50 03, 1.66% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(e)	1,200,000	1,200,000
Lakewood City School District Participating VRDN Series Solar 0067, 1.67% 1/2/20 (Liquidity Facility U.S. Bank NA, Cincinnati) (b)(c)(e)	4,180,000	4,180,000
Lucas County Gen. Oblig. Participating VRDN Series 2016 26, 1.67% 1/2/20 (Liquidity Facility U.S. Bank NA, Cincinnati) (b)(c)(e)	980,000	980,000
Miami County Hosp. Facilities Rev. Participating VRDN Series Floaters XG 02 25, 1.64% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	3,000,000	3,000,000
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 00 31 44, 1.76% 2/11/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)(e)	7,900,000	7,900,000
Montgomery County Hosp. Rev. Participating VRDN Series Floaters BAML 50 02, 1.66% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(e)	2,900,000	2,900,000
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev. Participating VRDN Series Floaters XF 07 18, 1.67% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	3,750,000	3,750,000
Ohio Higher Edl. Facility Commission Rev. Participating VRDN:
Series 2017, 1.76% 2/11/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)(e)	3,600,000	3,600,000
Series XG 00 69, 1.71% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	2,500,000	2,500,000
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. Participating VRDN Series Floaters XF 27 83, 1.64% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(e)	2,800,000	2,800,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 1.81%, tender 6/1/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	3,775,000	3,775,000
OhioHealth Corp. Participating VRDN Series Floaters XM 04 51, 1.65% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	3,000,000	3,000,000
The Cleveland Clinic Foundation Participating VRDN Series Floaters XF 05 73, 1.64% 1/7/20 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	3,990,000	3,990,000
Univ. of Cincinnati Gen. Receipts Participating VRDN:
Series Floaters XF 24 38, 1.67% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	4,000,000	4,000,000
Series Floaters ZM 06 46, 1.64% 1/7/20 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(e)	4,200,000	4,200,000
Upper Arlington City School District Participating VRDN Series Floaters XF 25 92, 1.73% 1/7/20 (Liquidity Facility Citibank NA) (b)(c)(e)	3,500,000	3,500,000
		98,115,000
Texas - 0.0%
Alamo Cmnty. College District Rev. Bonds Series G-111, 1.81%, tender 5/1/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
TOTAL TENDER OPTION BOND
(Cost $99,115,000)		99,115,000

Other Municipal Security - 21.0%
Florida - 0.6%
Florida Dev. Fin. Corp. Surface T Bonds (Virgin Trains U.S.A. Passenger Rail Proj.) Series 2019 B, 1.9%, tender 3/17/20 (a)(b)	1,600,000	1,600,007
Kentucky - 0.1%
Jefferson County Poll. Cont. Rev. Bonds Series 2001 A, 1.41% tender 1/17/20, CP mode	200,000	200,000
Massachusetts - 0.1%
Massachusetts Dev. Fin. Agcy. Electrical Utils. Rev. Bonds Series 05, 1.23% tender 1/15/20 (Massachusetts Elec. Co. Guaranteed), CP mode (a)	300,000	300,000
New Hampshire - 0.4%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds Series A1, 1.35% tender 1/29/20, CP mode (a)	900,000	900,000
Ohio - 19.8%
Allen County Hosp. Facilities Rev. Bonds (Mercy Health Proj.) Series 2015 B, SIFMA Municipal Swap Index + 0.750% 2.36%, tender 5/1/20 (b)(f)	100,000	99,952
American Muni. Pwr. BAN:
(City of Wapakoneta Proj.) Series 2019, 2.5% 6/25/20 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,004,569
(Village of Carey Proj.) Series 2019, 2.25% 12/3/20 (Ohio Gen. Oblig. Guaranteed)	760,000	765,256
(Village of Genoa Proj.) Series 2019, 2.25% 12/10/20 (Ohio Gen. Oblig. Guaranteed)	620,000	624,670
(Village of Jackson Ctr. Proj.) Series 2019, 2.25% 8/13/20 (Ohio Gen. Oblig. Guaranteed)	500,000	502,371
Avon Gen. Oblig. BAN Series 2019:
2% 9/3/20	2,510,000	2,518,927
3% 1/22/20	1,000,000	1,000,507
Belmont County BAN Series 2019, 2% 8/27/20	1,000,000	1,004,314
Brooklyn Gen. Oblig. BAN Series 2019, 3% 5/28/20	1,075,000	1,080,340
Butler County Hosp. Facilities Rev. Bonds (UC Health Proj.) Series 2010, 5.5% 11/1/20 (Pre-Refunded to 11/1/20 @ 100)	1,390,000	1,439,332
Crestview Loc School District BAN Series 2019, 3.5% 10/1/20 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,015,126
Fairborn Gen. Oblig. BAN Series 2019 B, 2% 9/3/20	1,330,000	1,335,726
Fairfield County Gen. Oblig. BAN Series 2018, 3% 4/29/20	2,000,000	2,007,467
Finneytown Local School District BAN Series 2020, 2.25% 4/15/20 (g)	1,000,000	1,002,790
Franklin County Rev. Bonds Series 2013 OH, 1.25%, tender 2/3/20 (b)	2,500,000	2,500,000
Highland Heights Gen. Oblig. BAN Series 2019, 3% 6/11/20	785,000	789,613
Indian Valley Loc School District BAN Series 2019, 2.5% 2/11/20	1,000,000	1,000,547
Lake County Gen. Oblig. BAN Series 2019:
2% 10/15/20	1,825,000	1,833,487
3% 1/16/20	1,000,000	1,000,362
3% 4/2/20	1,265,000	1,268,619
Licking County BAN Series 2019, 3% 5/8/20	1,500,000	1,506,442
Little Miami Local School District BAN Series 2019, 2% 11/17/20	2,000,000	2,010,547
Lorain BAN Series 2019, 3% 6/19/20 (Ohio Gen. Oblig. Guaranteed)	540,000	543,346
Mahoning County BAN Series 2019, 3% 9/16/20	1,000,000	1,011,942
Marysville Gen. Oblig. BAN Series 2019 C, 2.25% 8/20/20	1,215,000	1,221,838
Mason Gen. Oblig. BAN Series 2019, 2.75% 5/14/20	2,000,000	2,006,832
Moraine BAN Series 2019, 2.5% 6/25/20	1,000,000	1,004,208
Newark Gen. Oblig. BAN Series 2019:
2.25% 10/1/20	2,000,000	2,011,050
3% 4/2/20	1,125,000	1,127,490
Oakwood Village BAN Series 2019, 2.25% 9/17/20 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,006,938
Olmsted Falls BAN Series 2019, 3% 6/11/20 (Ohio Gen. Oblig. Guaranteed)	1,365,000	1,373,024
Perrysburg Gen. Oblig. BAN Series 2019, 2.5% 10/22/20	1,650,000	1,664,415
Seven Hills Gen. Oblig. BAN Series 2019, 3% 4/9/20	1,000,000	1,003,081
Southwest Local School District BAN Series 2019, 2% 11/12/20 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,005,965
Sycamore Cmnty. School District BAN Series 2019, 2.25% 4/15/20	1,000,000	1,002,845
Uhrichsville Recreational Facilities BAN Series 2019, 3% 6/19/20 (Ohio Gen. Oblig. Guaranteed)	1,625,000	1,634,869
Village of Obetz BAN Series 2019 B, 2% 11/20/20	1,000,000	1,005,406
Walton Hills BD Anticipation BAN Series 2019, 2% 11/19/20 (Ohio Gen. Oblig. Guaranteed)	1,495,000	1,502,797
		47,437,010
TOTAL OTHER MUNICIPAL SECURITY
(Cost $50,437,017)		50,437,017
	Shares	Value

Investment Company - 1.2%
Fidelity Municipal Cash Central Fund 1.65% (h)(i)
(Cost $2,708,739)	2,708,616	2,708,739
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $242,725,756)		242,725,756
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(2,785,426)
NET ASSETS - 100%		$239,940,330

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $15,675,000 or 6.5% of net assets.

 (e) Coupon rates are determined by re-marketing agents based on current market conditions.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (h) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (i) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Alamo Cmnty. College District Rev. Bonds Series G-111, 1.81%, tender 5/1/20 (Liquidity Facility Royal Bank of Canada)	6/6/19	$100,000
Broward County Port Facilities Rev. Bonds Series G 115, 1.86%, tender 3/2/20 (Liquidity Facility Royal Bank of Canada)	9/26/19	$100,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 1.79%, tender 4/1/20 (Liquidity Facility Royal Bank of Canada)	5/16/19	$100,000
Denver City & County Arpt. Rev. Bonds Series G-114, 1.86%, tender 6/1/20 (Liquidity Facility Royal Bank of Canada)	6/6/19	$100,000
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 00 31 44, 1.76% 2/11/20 (Liquidity Facility Barclays Bank PLC)	9/14/17 - 10/9/19	$7,900,000
Ohio Higher Edl. Facility Commission Rev. Participating VRDN Series 2017, 1.76% 2/11/20 (Liquidity Facility Barclays Bank PLC)	1/11/18 - 11/21/18	$3,600,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 1.81%, tender 6/1/20 (Liquidity Facility Royal Bank of Canada)	7/12/18 - 10/23/19	$3,775,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$217,814
Total	$217,814

Amounts in the income column in the above table exclude any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $240,017,017)	$240,017,017
Fidelity Central Funds (cost $2,708,739)	2,708,739
Total Investment in Securities (cost $242,725,756)		$242,725,756
Cash		31,823
Receivable for fund shares sold		39,451
Interest receivable		953,981
Distributions receivable from Fidelity Central Funds		11,985
Prepaid expenses		350
Other receivables		20
Total assets		243,763,366
Liabilities
Payable for investments purchased
Regular delivery	$2,400,000
Delayed delivery	1,002,790
Payable for fund shares redeemed	277,254
Distributions payable	6,362
Accrued management fee	71,053
Other affiliated payables	30,816
Other payables and accrued expenses	34,761
Total liabilities		3,823,036
Net Assets		$239,940,330
Net Assets consist of:
Paid in capital		$239,956,307
Total accumulated earnings (loss)		(15,977)
Net Assets		$239,940,330
Net Asset Value, offering price and redemption price per share ($239,940,330 ÷ 239,631,973 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Interest		$4,034,273
Income from Fidelity Central Funds		217,814
Total income		4,252,087
Expenses
Management fee	$934,805
Transfer agent fees	363,276
Accounting fees and expenses	41,250
Custodian fees and expenses	2,594
Independent trustees' fees and expenses	1,079
Registration fees	25,223
Audit	38,160
Legal	1,616
Miscellaneous	1,085
Total expenses before reductions	1,409,088
Expense reductions	(1,510)
Total expenses after reductions		1,407,578
Net investment income (loss)		2,844,509
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	20,542
Capital gain distributions from Fidelity Central Funds	131
Total net realized gain (loss)		20,673
Net increase in net assets resulting from operations		$2,865,182

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,844,509	$3,363,621
Net realized gain (loss)	20,673	(6,823)
Net increase in net assets resulting from operations	2,865,182	3,356,798
Distributions to shareholders	(3,071,695)	(3,363,936)
Share transactions
Proceeds from sales of shares	34,861,373	48,608,768
Reinvestment of distributions	2,958,373	3,258,209
Cost of shares redeemed	(96,409,025)	(172,233,279)
Net increase (decrease) in net assets and shares resulting from share transactions	(58,589,279)	(120,366,302)
Total increase (decrease) in net assets	(58,795,792)	(120,373,440)
Net Assets
Beginning of period	298,736,122	419,109,562
End of period	$239,940,330	$298,736,122
Other Information
Shares
Sold	34,861,373	48,608,768
Issued in reinvestment of distributions	2,958,373	3,258,209
Redeemed	(96,409,025)	(172,233,279)
Net increase (decrease)	(58,589,279)	(120,366,302)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Ohio Municipal Money Market Fund

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.011	.010	.004	.001	–A
Net realized and unrealized gain (loss)	.001	–A	–A	–A	–A
Total from investment operations	.012	.010	.004	.001	–A
Distributions from net investment income	(.011)	(.010)	(.004)	(.001)	–A
Distributions from net realized gain	(.001)	–	–A	–A	–A
Total distributions	(.012)	(.010)	(.004)	(.001)	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	1.16%	.98%	.42%	.09%	.01%
Ratios to Average Net AssetsC,D
Expenses before reductions	.53%	.53%	.53%	.52%	.52%
Expenses net of fee waivers, if any	.53%	.53%	.52%	.37%	.07%
Expenses net of all reductions	.53%	.53%	.52%	.36%	.07%
Net investment income (loss)	1.08%	.96%	.40%	.07%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$239,940	$298,736	$419,110	$585,637	$1,250,546

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

Fidelity Ohio Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Ohio Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Ohio.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Income Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, market discount, capital loss carryforwards and losses deferred due to futures transactions.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Ohio Municipal Income Fund	$636,473,437	$37,365,403	$(139,415)	$37,225,988
Fidelity Ohio Municipal Money Market Fund	242,725,756	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Ohio Municipal Income Fund	$86,030	$–	$88,986	$–	$37,210,176
Fidelity Ohio Municipal Money Market Fund	–	–	–	(15,976)	–

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total capital loss carryfoward
Fidelity Ohio Municipal Money Market Fund	(15,976)	(–)	(15,976)

The tax character of distributions paid was as follows:

December 31, 2019
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund	$16,903,715	$–	$1,341,524	$18,245,239
Fidelity Ohio Municipal Money Market Fund	2,844,134	227,561	–	3,071,695

December 31, 2018
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund	$17,354,556	$1,721,776	$19,076,332
Fidelity Ohio Municipal Money Market Fund	3,363,936	–	3,363,936

Delayed Delivery Transactions and When-Issued Securities. During the period, the Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. The Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $144,421,233 and $61,265,093, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Ohio Municipal Income Fund	.25%	.10%	.35%
Fidelity Ohio Municipal Money Market Fund	.25%	.10%	.35%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Ohio Municipal Income Fund	.09%
Fidelity Ohio Municipal Money Market Fund	.14%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Ohio Municipal Income Fund	.02
Fidelity Ohio Municipal Money Market Fund	.02

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Ohio Municipal Income Fund	$1,686

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Ohio Municipal Income Fund	$2,310

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Ohio Municipal Income Fund	$3,088
Fidelity Ohio Municipal Money Market Fund	1,510

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC."

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Fidelity Ohio Municipal Income and Fidelity Ohio Municipal Money Market Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Ohio Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) and Fidelity Ohio Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) (hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 277 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Fidelity Ohio Municipal Income Fund	.47%
Actual		$1,000.00	$1,020.60	$2.39
Hypothetical-C		$1,000.00	$1,022.84	$2.40
Fidelity Ohio Municipal Money Market Fund	.52%
Actual		$1,000.00	$1,004.70	$2.63
Hypothetical-C		$1,000.00	$1,022.58	$2.65

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Ohio Municipal Income Fund	02/10/2020	02/07/2020	$0.002
Fidelity Ohio Municipal Money Market Fund	02/10/2020	02/07/2020	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2019, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Ohio Municipal Income Fund	$1,363,077

During fiscal year ended 2019, 100% of each fund's income dividends were free from federal income tax, and 1.55% and 28.58% of Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund's income dividends, respectively, were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Ohio Municipal Income Fund / Fidelity Ohio Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Approval of Amended and Restated Advisory Contracts.  At its September 2019 meeting, the Board also unanimously determined to approve amended and restated management contracts and sub-advisory agreements (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, Fidelity Investments Money Management, Inc. (FIMM) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreements with FIMM upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance (for Fidelity Ohio Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in September 2018 and December 2018.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Ohio Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Ohio Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

Fidelity Ohio Municipal Money Market Fund

The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national municipal money market funds to create a single mapped group. The Board considered that Fidelity is the only firm that offers an Ohio money market fund.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2018. The Board also noted that the management fee rate was four BP above the Total Mapped Group median and seven BP above the ASPG median.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that Fidelity Ohio Municipal Income Fund's total expense ratio ranked below the competitive median for 2018 and Fidelity Ohio Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that the competitive data for Fidelity Ohio Municipal Money Market Fund reflects periods for which many competitor funds waived fees or reimbursed expenses in order to maintain a minimum yield. The Board also considered that, as interest rates rise, many competitors have eliminated such waivers, but the externally sourced competitive data for 2018 had not yet caught up to the fiscal periods during which competitors have stopped waiving fees to maintain minimum yields. The Board noted that, excluding fee waivers and reimbursements, the fund's total expense ratio ranked above the median, but the difference in total expense ratio was 3 BP.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed and each fund's Amended and Restated Contracts should be approved.

OFF-ANN-0220
1.540019.122

Fidelity® Pennsylvania Municipal Income Fund

Fidelity® Pennsylvania Municipal Money Market Fund

Annual Report

December 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Pennsylvania Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Pennsylvania Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Pennsylvania Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Pennsylvania Municipal Income Fund	7.71%	3.49%	4.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Pennsylvania Municipal Income Fund on December 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,175	Fidelity® Pennsylvania Municipal Income Fund
$15,295	Bloomberg Barclays Municipal Bond Index

Fidelity® Pennsylvania Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a healthy gain in 2019, supported by strong supply/demand dynamics for much of the year. The Bloomberg Barclays Municipal Bond Index rose 7.54%. Gross municipal bond issuance remained below the long-term historical average, partly due to the elimination of tax-exempt advance refundings under the tax law passed in December 2017, historically a significant source of supply. The cap on the federal deduction for state and local taxes made tax-exempt debt attractive, particularly in high-tax states. The muni market rose strongly from early 2019 into mid-August amid growing evidence of a global economic slowdown and heightened international trade tension that led to a series of rate cuts by the U.S. Federal Reserve. Reversing a roughly three-year cycle of rate hikes, the Fed cut policy interest rates by 25 basis points in July, followed by rate cuts of 25 basis points each in September and October. The muni market returned -0.80% in September as the technical environment became less supportive. The market rose 0.74% for the fourth quarter as a whole, held back by increased supply of new bonds and the Fed’s shift to a neutral-rate stance.

Comments from Co-Portfolio Managers Cormac Cullen, Elizah McLaughlin and Kevin Ramundo:  For the year, the fund gained 7.71%, lagging, net of fees, the 8.10% advance of the state benchmark, the Bloomberg Barclays Pennsylvania Enhanced Municipal Bond Blended Index. In managing the fund the past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return over time. Differences in the way fund holdings and index components were priced detracted from performance versus the state benchmark. Our overweighting in certain health care bonds with short call dates also detracted because they lagged the index. Additionally, underweightings in bonds issued by the commonwealth and the Pennsylvania Turnpike Commission hurt the fund's relative performance because they were strong performers. In contrast, the fund's underweighting in bonds issued by Tower Health contributed to the relative result. These securities performed poorly following a downgrade of the underlying issuer by several credit-rating agencies. Our yield-curve positioning also added value. Overweightings in seven- to 10-year bonds boosted relative performance for most of the past year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On March 1, 2020, Michael Maka will assume co-management responsibilities for the fund. He will eventually succeed Kevin Ramundo, who will be retiring from Fidelity on June 30, 2020, after more than 20 years with the firm.

Fidelity® Pennsylvania Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2019

% of fund's net assets
Health Care	25.3
General Obligations	25.1
Education	16.8
Transportation	12.9
Water & Sewer	9.0

Quality Diversification (% of fund's net assets)

As of December 31, 2019
AA,A	81.7%
BBB	9.2%
BB and Below	3.4%
Not Rated	1.3%
Short-Term Investments and Net Other Assets	4.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Pennsylvania Municipal Income Fund

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Municipal Bonds - 95.7%
	Principal Amount	Value
Guam - 0.1%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C, 6.25% 10/1/34 (a)	700,000	803,852
Pennsylvania - 94.2%
Adams County Indl. Dev. Auth. Rev. (Gettysburg College Proj.) Series 2010, 5% 8/15/24	1,000,000	1,022,070
Allegheny County Series C:
5% 12/1/28	$1,000,000	$1,165,510
5% 12/1/30	1,365,000	1,580,520
Allegheny County Arpt. Auth. Rev. Series 2006 B, 5% 1/1/22 (Escrowed to Maturity) (a)	1,650,000	1,769,807
Allegheny County Higher Ed. Bldg. Auth. Univ. Rev.:
Series 2017, 5% 10/15/47	1,210,000	1,335,719
Series 2018:
5% 3/1/33	1,570,000	1,922,167
5% 3/1/34	2,250,000	2,748,848
Allegheny County Hosp. Dev. Auth. Rev. Series 2019 A:
4% 7/15/37	1,600,000	1,793,168
4% 7/15/38	1,400,000	1,564,696
4% 7/15/39	1,250,000	1,390,938
Allegheny County Sanitation Auth. Swr. Rev.:
Series 2018, 5% 6/1/43	4,750,000	5,714,203
5% 12/1/29 (Build America Mutual Assurance Insured)	3,905,000	4,620,357
Butler County Hosp. Auth. Hosp. Rev. (Butler Health Sys. Proj.) Series 2015 A:
5% 7/1/26	500,000	579,135
5% 7/1/27	490,000	566,215
5% 7/1/28	540,000	624,343
5% 7/1/29	710,000	821,257
5% 7/1/30	685,000	789,134
5% 7/1/35	1,885,000	2,144,583
5% 7/1/39	6,675,000	7,522,325
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/28	1,300,000	1,643,174
5% 7/15/30	1,500,000	1,863,030
5% 7/15/31	1,250,000	1,545,313
Central Bradford Prog. Auth. Rev. Series 2011, 5.375% 12/1/41 (Pre-Refunded to 12/1/21 @ 100)	2,000,000	2,157,280
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.):
Series 2011, 7% 11/15/46 (Pre-Refunded to 11/15/21 @ 100)	2,000,000	2,213,060
Series 2016 A:
4% 11/15/32	350,000	382,361
4% 11/15/34	250,000	272,168
4% 11/15/35	200,000	217,278
5% 11/15/28	840,000	995,089
5% 11/15/29	1,625,000	1,917,874
5% 11/15/30	685,000	805,368
5% 11/15/46	6,605,000	7,466,754
Series 2016 B:
4% 11/15/40	600,000	641,040
4% 11/15/47	3,605,000	3,818,380
Series 2018 A:
5% 11/15/26	1,140,000	1,376,675
5% 11/15/27	225,000	276,255
5% 11/15/28	200,000	244,584
5% 11/15/29	200,000	244,064
Commonwealth Fing. Auth. Rev.:
Series 2013 A2:
5% 6/1/24	800,000	867,608
5% 6/1/25	1,175,000	1,272,549
5% 6/1/26	1,250,000	1,351,888
Series 2019 B:
5% 6/1/28	1,000,000	1,240,840
5% 6/1/29	1,000,000	1,260,050
5% 6/1/30	1,000,000	1,274,920
5% 6/1/31	1,150,000	1,485,087
Series 2020 A:
5% 6/1/31 (b)	3,500,000	4,408,005
5% 6/1/32 (b)	3,500,000	4,392,710
Cumberland County Muni. Auth. Rev. (Dickinson College Proj.):
Series 2012, 5% 11/1/37	1,520,000	1,654,277
Series 2016:
5% 5/1/30	1,000,000	1,191,400
5% 5/1/31	500,000	592,005
5% 5/1/32	750,000	884,033
5% 5/1/33	2,210,000	2,599,115
5% 5/1/34	1,000,000	1,174,010
Dallas Area Muni. Auth. Univ. Rev. (Misericordia Univ. Proj.) Series 2019:
5% 5/1/39	1,100,000	1,246,553
5% 5/1/48	4,000,000	4,463,560
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/34	1,275,000	1,498,533
5% 6/1/35	1,000,000	1,172,890
5% 6/1/36	500,000	585,160
Delaware County Auth. Rev. Series 2017, 5% 7/1/25	1,000,000	1,132,330
Delaware County Auth. Univ. Rev. Series 2012:
5% 8/1/21	350,000	371,347
5% 8/1/22	300,000	329,319
Doylestown Hosp. Auth. Hosp. Rev.:
Series 2013 A:
5% 7/1/23	1,090,000	1,203,109
5% 7/1/27	2,500,000	2,740,650
Series 2016 A, 5% 7/1/46	3,500,000	3,912,720
Series 2019, 4% 7/1/45	1,350,000	1,409,063
Dubois Hosp. Auth. Hosp. Rev. (Penn Highlands Healthcare Proj.) Series 2018, 5% 7/15/25	200,000	235,684
Erie County Hosp. Auth. Rev. (Saint Vincent Health Ctr. Proj.) Series 2010 A, 7% 7/1/27 (Pre-Refunded to 7/1/20 @ 100)	2,750,000	2,828,678
Fox Chapel Area School District Series 2013:
5% 8/1/31	3,080,000	3,405,556
5% 8/1/34	1,000,000	1,103,240
Franklin County Indl. Dev. Auth. (The Chambersburg Hosp. Proj.) Series 2010:
5.3% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	1,770,000	1,806,374
5.375% 7/1/42 (Pre-Refunded to 7/1/20 @ 100)	2,130,000	2,174,560
Geisinger Auth. Health Sys. Rev.:
Series 2014 A, 4% 6/1/41	2,000,000	2,121,160
Series 2017 A2, 5% 2/15/39	1,880,000	2,225,074
Indiana County Hosp. Auth. Series 2014 A:
5% 6/1/20	650,000	656,717
6% 6/1/39	1,625,000	1,767,626
Lackawanna County Indl. Dev. Auth. Rev. (Univ. of Scranton Proj.) Series 2017:
5% 11/1/24	590,000	684,022
5% 11/1/25	665,000	785,299
5% 11/1/27	1,105,000	1,347,724
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2016:
5% 8/15/31	1,000,000	1,205,620
5% 8/15/33	1,000,000	1,197,370
5% 8/15/34	1,000,000	1,193,720
5% 8/15/36	1,000,000	1,185,720
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	4,010,000	4,716,923
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A, 5% 7/1/36	2,905,000	3,549,678
Lower Paxton Township Series 2014:
5% 4/1/40	3,420,000	3,878,964
5% 4/1/44	1,295,000	1,464,723
Monroe County Hosp. Auth. Rev. Series 2016, 5% 7/1/33	3,675,000	4,307,578
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/20	215,000	219,462
5% 10/1/21	245,000	256,792
5% 10/1/22	275,000	295,680
5% 10/1/23	1,305,000	1,435,970
5% 10/1/24	335,000	376,580
5% 10/1/25	750,000	842,708
5% 10/1/26	1,000,000	1,120,380
5% 10/1/27	1,000,000	1,117,160
Series 2016 A, 5% 10/1/40	4,000,000	4,432,040
Series 2018 A, 5% 9/1/26	1,500,000	1,816,740
Series 2019:
4% 9/1/34	2,500,000	2,821,275
4% 9/1/35	1,400,000	1,574,986
4% 9/1/36	1,200,000	1,345,764
4% 9/1/37	1,000,000	1,115,150
Montgomery County Indl. Dev. Auth. Series 2017:
5% 12/1/33	2,150,000	2,622,162
5% 12/1/35	1,000,000	1,213,870
5% 12/1/36	2,660,000	3,223,175
5% 12/1/37	1,515,000	1,828,287
Montour School District Series 2015 A:
5% 4/1/41	1,000,000	1,147,780
5% 4/1/42	1,000,000	1,144,680
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2018 A:
4% 8/15/48	4,500,000	4,792,005
5% 8/15/43	2,000,000	2,359,200
5% 8/15/48	2,500,000	2,944,725
Northampton County Gen. Purp. College Rev. (Lafayette College Proj.) Series 2017, 5% 11/1/47	2,170,000	2,578,069
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/28	400,000	497,312
5% 7/1/29	300,000	371,175
5% 7/1/30	375,000	461,655
5% 7/1/31	425,000	521,195
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/24	1,745,000	1,874,601
5% 3/1/25	3,255,000	3,494,568
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2019 B1, 1.45%, tender 1/15/20 (a)(c)	2,750,000	2,749,987
(Waste Mgmt., Inc. Proj.) Series 2017 A, 1.7%, tender 8/3/20 (a)(c)	5,220,000	5,226,623
Pennsylvania Gen. Oblig.:
Series 2015, 5% 3/15/33	2,880,000	3,325,018
Series 2017, 5% 1/1/28	7,000,000	8,548,105
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.) Series 2016, 5% 5/1/35	2,000,000	2,321,420
(Thomas Jefferson Univ. Proj.) Series 2012:
5% 3/1/20	300,000	301,789
5% 3/1/22	275,000	296,783
5% 3/1/23	585,000	639,142
First Series 2012:
5% 4/1/21	500,000	523,900
5% 4/1/22	600,000	649,332
5% 4/1/23	800,000	864,848
5% 4/1/24	1,100,000	1,187,890
Series 2010 E, 5% 5/15/31	2,500,000	2,533,400
Series 2016, 5% 5/1/33	2,200,000	2,567,422
Series 2017 A, 5% 8/15/46	3,000,000	3,571,860
Series 2018 A, 5% 2/15/48	4,000,000	4,839,000
Series 2019 A:
4% 3/1/37	750,000	847,905
5% 3/1/36	1,000,000	1,239,300
5% 3/1/38	1,000,000	1,230,600
5% 3/1/39	1,000,000	1,227,360
Series 2019:
4% 12/1/44	1,000,000	1,118,580
4% 12/1/48	1,000,000	1,114,550
Series AT-1 5% 6/15/31	5,000,000	5,928,550
Pennsylvania Hsg. Fin. Agcy.:
Series 2019 130A, 4% 10/1/49	2,000,000	2,163,860
Series 2019 131, 3.5% 4/1/49	5,000,000	5,346,900
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.):
Series 2014 B2:
5% 12/1/24 (Build America Mutual Assurance Insured)	1,250,000	1,458,188
5% 12/1/25 (Build America Mutual Assurance Insured)	1,250,000	1,451,963
5% 12/1/26 (Build America Mutual Assurance Insured)	1,250,000	1,447,525
5% 12/1/27 (Build America Mutual Assurance Insured)	1,010,000	1,166,146
Series 2016 A, 5% 12/1/28 (FSA Insured)	5,690,000	6,780,773
Pennsylvania State Univ.:
Series 2015 A:
5% 9/1/30	1,100,000	1,304,776
5% 9/1/31	1,415,000	1,673,322
Series 2019 A, 5% 9/1/48	6,390,000	7,861,234
Pennsylvania Tpk. Commission Tpk. Rev.:
(Sub Lien Proj.) Series 2017 B-1, 5% 6/1/34	5,000,000	5,984,250
Series 2013 A2, 5% 12/1/38	2,500,000	3,024,900
Series 2014 A, 5% 12/1/31	865,000	999,724
Series 2014 A2, 0% 12/1/40 (d)	5,500,000	5,455,615
Series 2017 A1:
5% 12/1/30	3,500,000	4,328,030
5% 12/1/31	2,000,000	2,466,240
5% 12/1/33	1,500,000	1,840,170
Series 2018 A2, 5% 12/1/43	5,000,000	6,058,500
Philadelphia Arpt. Rev.:
Series 2017 A, 5% 7/1/42	350,000	416,220
Series 2017 B:
5% 7/1/25 (a)	5,500,000	6,507,215
5% 7/1/31 (a)	1,000,000	1,201,210
5% 7/1/33 (a)	2,250,000	2,688,863
5% 7/1/37 (a)	5,065,000	5,993,009
5% 7/1/42 (a)	4,000,000	4,678,600
5% 7/1/47 (a)	3,035,000	3,525,092
Philadelphia Auth. for Indl. Dev. Series 2017, 5% 11/1/47	5,000,000	5,574,900
Philadelphia Gas Works Rev.:
Series 9, 5.25% 8/1/40	5,300,000	5,414,162
5% 8/1/29	2,000,000	2,351,820
5% 8/1/30	1,500,000	1,757,475
5% 8/1/31	1,100,000	1,285,405
5% 10/1/33	1,500,000	1,780,080
5% 10/1/34	500,000	591,505
Philadelphia Gen. Oblig.:
Series 2017 A, 5% 8/1/30	1,500,000	1,828,410
Series 2019 B:
5% 2/1/38	3,000,000	3,688,950
5% 2/1/39	2,500,000	3,058,525
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. (Children's Hosp. of Philadelphia Proj.) Series 2011 D, 5% 7/1/32	2,500,000	2,635,275
Philadelphia Redev. Auth. Rev.:
Series 2012:
5% 4/15/21	1,000,000	1,044,820
5% 4/15/25	2,230,000	2,402,870
Series 2015 A, 5% 4/15/29	3,000,000	3,481,470
Philadelphia School District:
Series 2010 C, 5% 9/1/21	4,000,000	4,100,280
Series 2016 F, 5% 9/1/34	4,000,000	4,686,400
Series 2018 A:
5% 9/1/29	1,250,000	1,543,650
5% 9/1/30	1,000,000	1,225,700
5% 9/1/33	1,000,000	1,214,290
Series 2019 A:
4% 9/1/37	2,100,000	2,339,904
4% 9/1/38	2,300,000	2,552,034
4% 9/1/39	2,000,000	2,214,740
Philadelphia Wtr. & Wastewtr. Rev.:
Series 2010 C, 5% 8/1/40 (Pre-Refunded to 8/1/20 @ 100)	4,000,000	4,090,040
Series 2011 A, 5% 1/1/41	2,715,000	2,798,215
Series 2015 B, 5% 7/1/30	3,500,000	4,103,540
Series 2017 B:
5% 11/1/29	3,000,000	3,725,040
5% 11/1/30	3,700,000	4,562,544
Pittsburgh & Allegheny County Parking Sys. Series 2017:
5% 12/15/31	1,000,000	1,198,040
5% 12/15/32	500,000	596,395
5% 12/15/33	500,000	595,965
Pittsburgh & Allegheny County Sports & Exhibition Auth. Series 2012, 5% 2/1/25 (FSA Insured)	2,250,000	2,450,070
Pittsburgh Gen. Oblig.:
Series 2012 A, 5% 9/1/22	2,000,000	2,200,000
Series 2014:
5% 9/1/23 (Build America Mutual Assurance Insured)	575,000	655,017
5% 9/1/28 (Build America Mutual Assurance Insured)	1,300,000	1,506,882
5% 9/1/29 (Build America Mutual Assurance Insured)	1,015,000	1,171,939
5% 9/1/31 (Build America Mutual Assurance Insured)	1,165,000	1,335,847
5% 9/1/32 (Build America Mutual Assurance Insured)	1,000,000	1,144,070
Pittsburgh School District:
Series 2014 A, 5% 9/1/23	1,000,000	1,101,390
Series 2015:
5% 9/1/22 (FSA Insured)	885,000	975,713
5% 9/1/23 (FSA Insured)	1,085,000	1,236,824
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Series 2019 A, 5% 9/1/44 (FSA Insured)	3,600,000	4,382,604
Series 2019 B:
4% 9/1/34 (FSA Insured)	2,000,000	2,292,160
4% 9/1/35 (FSA Insured)	400,000	456,992
Reading School District Series 2017:
5% 3/1/35 (FSA Insured)	1,000,000	1,186,530
5% 3/1/36 (FSA Insured)	1,050,000	1,242,791
5% 3/1/37 (FSA Insured)	1,600,000	1,883,264
Southcentral Pennsylvania Gen. Auth. Rev.:
Series 2015:
4% 12/1/30	1,040,000	1,134,151
5% 12/1/20	30,000	30,985
5% 12/1/22	30,000	33,150
5% 12/1/27	1,480,000	1,753,104
5% 12/1/29	1,000,000	1,172,150
Series 2019 A, 4% 6/1/49	4,650,000	5,135,181
Susquehanna Area Reg'l. Arp Auth. Series 2017:
5% 1/1/35 (a)	1,000,000	1,158,460
5% 1/1/38 (a)	1,125,000	1,291,635
Union County Hosp. Auth. Rev. Series 2018 B, 5% 8/1/48	4,500,000	5,140,170
West Mifflin Area School District Series 2016:
5% 4/1/24 (FSA Insured)	1,250,000	1,410,763
5% 4/1/26 (FSA Insured)	1,000,000	1,179,050
5% 4/1/28 (FSA Insured)	1,390,000	1,640,520
West Shore Area Auth. Hosp. Rev. Series 2011 B, 5.75% 1/1/41	1,500,000	1,623,510
Westmoreland County Indl. Dev. Auth. Rev. (Excela Health Proj.) Series 2010 A:
5% 7/1/25	4,465,000	4,540,057
5.25% 7/1/20	1,000,000	1,018,853
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series 2001 A:
0% 8/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500,000	2,477,674
0% 8/15/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,550,000	6,288,721

TOTAL PENNSYLVANIA		486,523,989

Pennsylvania, New Jersey - 1.4%
Delaware River Joint Toll Bridge Commission Pennsylvania-New Jersey Bridge Rev. Series 2012 A:
5% 7/1/22	500,000	547,830
5% 7/1/23	1,000,000	1,094,880
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Series 2018 A:
5% 1/1/37	1,000,000	1,246,370
5% 1/1/38	1,300,000	1,613,547
5% 1/1/39	1,000,000	1,237,030
5% 1/1/40	1,100,000	1,356,223

TOTAL PENNSYLVANIA, NEW JERSEY		7,095,880

TOTAL MUNICIPAL BONDS
(Cost $468,594,380)		494,423,721

Municipal Notes - 4.9%
Pennsylvania - 4.9%
Allegheny County Hosp. Dev. Auth. Rev. Participating VRDN:
Series Floaters E 110, 1.7% 1/2/20 (Liquidity Facility Royal Bank of Canada) (c)(e)(f)	1,990,000	$1,990,000
Series Floaters E 111, 1.7% 1/2/20 (Liquidity Facility Royal Bank of Canada) (c)(e)(f)	1,630,000	1,630,000
Bucks County Indl. Dev. Auth. Hosp. Rev. (Grand View Hosp. Proj.) Series 2008 A, 1.6% 1/7/20, LOC TD Banknorth, NA, VRDN (c)	2,490,000	2,490,000
Geisinger Auth. Health Sys. Rev. Participating VRDN Series Floaters XF 05 43, 1.64% 1/7/20 (Liquidity Facility Royal Bank of Canada) (c)(e)(f)	500,000	500,000
Lancaster County Hosp. Auth. Health Ctr. Rev. (Masonic Homes Proj.) Series 2008 D, 1.61% 1/2/20, LOC JPMorgan Chase Bank, VRDN (c)	3,045,000	3,045,000
Pennsylvania Tpk. Commission Registration Fee Rev. Participating VRDN Series Putters 5024, 1.73% 1/2/20 (Liquidity Facility JPMorgan Chase Bank) (c)(e)(f)(g)	820,000	820,000
Pennsylvania Tpk. Commission Tpk. Rev. Participating VRDN Series XM 07 46, 1.82% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (c)(e)(f)	3,860,000	3,860,000
Philadelphia Auth. Indl. Dev. Lease Rev. Series 2007 B2, 1.6% 1/7/20, LOC TD Banknorth, NA, VRDN (c)	3,800,000	3,800,000
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. (The Children'S Hosp. of Philadelphia Proj.) Series 2011 A, 1.67% 1/2/20 (Liquidity Facility Wells Fargo Bank NA), VRDN (c)	200,000	200,000
Philadelphia School District TRAN Series 2019 C, 4% 3/31/20	6,900,000	6,949,146
Philadelphia Wtr. & Wastewtr. Rev. Series 1997 B, 1.6% 1/7/20, LOC TD Banknorth, NA, VRDN (c)	215,000	215,000
TOTAL MUNICIPAL NOTES
(Cost $25,493,470)		25,499,146
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $494,087,850)		519,922,867
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(3,205,789)
NET ASSETS - 100%		$516,717,078

Security Type Abbreviations

TRAN – TAX AND REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (e) Provides evidence of ownership in one or more underlying municipal bonds.

 (f) Coupon rates are determined by re-marketing agents based on current market conditions.

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $820,000 or 0.2% of net assets.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	25.3%
General Obligations	25.1%
Education	16.8%
Transportation	12.9%
Water & Sewer	9.0%
Others* (Individually Less Than 5%)	10.9%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $494,087,850)		$519,922,867
Receivable for fund shares sold		292,768
Interest receivable		5,949,257
Prepaid expenses		649
Other receivables		369
Total assets		526,165,910
Liabilities
Payable to custodian bank	$209,448
Payable for investments purchased on a delayed delivery basis	8,421,805
Payable for fund shares redeemed	188,187
Distributions payable	382,428
Accrued management fee	150,720
Other affiliated payables	48,238
Other payables and accrued expenses	48,006
Total liabilities		9,448,832
Net Assets		$516,717,078
Net Assets consist of:
Paid in capital		$490,384,348
Total accumulated earnings (loss)		26,332,730
Net Assets		$516,717,078
Net Asset Value, offering price and redemption price per share ($516,717,078 ÷ 45,367,185 shares)		$11.39

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Interest		$15,810,307
Expenses
Management fee	$1,733,737
Transfer agent fees	393,525
Accounting fees and expenses	126,585
Custodian fees and expenses	3,843
Independent trustees' fees and expenses	1,927
Registration fees	23,062
Audit	55,557
Legal	5,864
Miscellaneous	2,779
Total expenses before reductions	2,346,879
Expense reductions	(4,215)
Total expenses after reductions		2,342,664
Net investment income (loss)		13,467,643
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		2,960,409
Total net realized gain (loss)		2,960,409
Change in net unrealized appreciation (depreciation) on investment securities		19,347,996
Net gain (loss)		22,308,405
Net increase (decrease) in net assets resulting from operations		$35,776,048

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,467,643	$13,324,110
Net realized gain (loss)	2,960,409	741,589
Change in net unrealized appreciation (depreciation)	19,347,996	(10,508,596)
Net increase (decrease) in net assets resulting from operations	35,776,048	3,557,103
Distributions to shareholders	(15,849,985)	(14,772,428)
Share transactions
Proceeds from sales of shares	90,587,027	79,027,190
Reinvestment of distributions	9,874,916	9,313,841
Cost of shares redeemed	(56,189,774)	(105,011,723)
Net increase (decrease) in net assets resulting from share transactions	44,272,169	(16,670,692)
Total increase (decrease) in net assets	64,198,232	(27,886,017)
Net Assets
Beginning of period	452,518,846	480,404,863
End of period	$516,717,078	$452,518,846
Other Information
Shares
Sold	8,040,782	7,249,452
Issued in reinvestment of distributions	872,528	854,361
Redeemed	(4,980,195)	(9,646,855)
Net increase (decrease)	3,933,115	(1,543,042)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Pennsylvania Municipal Income Fund

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.92	$11.18	$10.97	$11.31	$11.34
Income from Investment Operations
Net investment income (loss)A	.310	.314	.328	.336	.358
Net realized and unrealized gain (loss)	.523	(.226)	.257	(.291)	.013
Total from investment operations	.833	.088	.585	.045	.371
Distributions from net investment income	(.307)	(.314)	(.328)	(.336)	(.358)
Distributions from net realized gain	(.056)	(.034)	(.047)	(.049)	(.043)
Total distributions	(.363)	(.348)	(.375)	(.385)	(.401)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$11.39	$10.92	$11.18	$10.97	$11.31
Total ReturnC	7.71%	.84%	5.41%	.34%	3.33%
Ratios to Average Net AssetsD
Expenses before reductions	.48%	.48%	.48%	.49%	.49%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.49%	.49%
Expenses net of all reductions	.48%	.48%	.48%	.49%	.49%
Net investment income (loss)	2.74%	2.88%	2.95%	2.95%	3.17%
Supplemental Data
Net assets, end of period (000 omitted)	$516,717	$452,519	$480,405	$452,516	$468,086
Portfolio turnover rate	20%	15%	12%	18%	17%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2019

Days	% of fund's investments
1 - 7	89.5
8 - 30	0.5
31 - 60	1.9
61 - 90	1.7
91 - 180	2.9
> 180	3.5

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2019
Variable Rate Demand Notes (VRDNs)	31.0%
Tender Option Bond	53.8%
Other Municipal Security	6.6%
Investment Companies	8.4%
Net Other Assets (Liabilities)	0.2%

Current 7-Day Yields

12/31/19
Fidelity® Pennsylvania Municipal Money Market Fund	1.10%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Fidelity® Pennsylvania Municipal Money Market Fund

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Variable Rate Demand Note - 31.0%
	Principal Amount	Value
Alabama - 0.4%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 1.82% 1/7/20, VRDN (a)(b)	$800,000	$800,000
Arkansas - 0.1%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1998, 1.82% 1/7/20, VRDN (a)(b)	200,000	200,000
Indiana - 0.2%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.) Series 2003 A, 1.61% 1/7/20, VRDN (a)(b)	400,000	400,000
Kansas - 0.4%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 1.75% 1/7/20, VRDN (b)	100,000	100,000
Series 2007 B, 1.75% 1/7/20, VRDN (b)	300,000	300,000
St. Mary's Kansas Poll. Cont. Rev. Series 1994, 1.65% 1/7/20, VRDN (b)	500,000	500,000
		900,000
Louisiana - 0.3%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 A1, 1.77% 1/7/20, VRDN (b)	700,000	700,000
Nebraska - 0.2%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 1.82% 1/7/20, VRDN (a)(b)	400,000	400,000
North Carolina - 0.1%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. (Nucor Corp. Proj.) Series 2000 A, 1.61% 1/7/20, VRDN (a)(b)	100,000	100,000
Pennsylvania - 28.5%
Allegheny County Hosp. Dev. Auth. Rev. (Children's Institute Pittsburgh Proj.) Series 2005 B, 1.75% 1/7/20, LOC PNC Bank NA, VRDN (b)	2,130,000	2,130,000
Allegheny County Indl. Dev. Auth. Rev.:
(Union Elec. Steel Co. Proj.) Series 1996 A, 1.78% 1/7/20, LOC PNC Bank NA, VRDN (a)(b)	4,120,000	4,120,000
Series 2002, 1.75% 1/7/20, LOC RBS Citizens NA, VRDN (b)	3,200,000	3,200,000
Beaver County Indl. Dev. Auth. Series 2018 A, 1.71% 1/7/20, LOC BMO Harris Bank NA, VRDN (b)	2,320,000	2,320,000
Bucks County Indl. Dev. Auth. Hosp. Rev. (Grand View Hosp. Proj.) Series 2008 A, 1.75% 1/7/20, LOC PNC Bank NA, VRDN (b)	2,200,000	2,200,000
Chester County Health & Ed. Auth. Rev. 1.66% 1/7/20, LOC Manufacturers & Traders Trust Co., VRDN (b)	3,055,000	3,055,000
Delaware County Indl. Dev. Auth. Arpt. Facilities Rev. (United Parcel Svc. Proj.) Series 2015, 1.72% 1/2/20, VRDN (b)	9,855,000	9,855,000
Lancaster Indl. Dev. Auth. Rev.:
(Mennonite Home Proj.) 1.71% 1/7/20, LOC Manufacturers & Traders Trust Co., VRDN (b)	2,960,000	2,960,000
(Willow Valley Retirement Proj.) Series 2009 B, 1.75% 1/7/20, LOC PNC Bank NA, VRDN (b)	7,340,000	7,340,000
Montgomery County Indl. Dev. Auth. Rev. (Foulkeways at Gwynedd Proj.) Series 2006 B, 1.65% 1/7/20, LOC RBS Citizens NA, VRDN (b)	350,000	350,000
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. (Leidy's, Inc. Proj.) Series 1995 D7, 1.78% 1/7/20, LOC PNC Bank NA, VRDN (a)(b)	200,000	200,000
Pennsylvania Higher Edl. Facilities Auth. Rev. (Keystone College Proj.) Series 2001 H5, 1.75% 1/7/20, LOC PNC Bank NA, VRDN (b)	3,975,000	3,975,000
Philadelphia Auth. for Indl. Dev. Rev. (Spl. People in Northeast, Inc. Proj.) Series 2006, 1.76% 1/7/20, LOC RBS Citizens NA, VRDN (b)	975,000	975,000
Washington County Hosp. Auth. Rev. (Monongahela Valley Hosp. Proj.) Series 2018 C, 1.75% 1/7/20, LOC RBS Citizens NA, VRDN (b)	3,700,000	3,700,000
FNMA Montgomery County Redev. Auth. Multi-family Hsg. Rev. (Kingswood Apts. Proj.) Series 2001 A, 1.64% 1/7/20, LOC Fannie Mae, VRDN (b)	12,675,000	12,675,000
		59,055,000
West Virginia - 0.8%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. - Amos Proj.) Series 2008 B, 1.67% 1/7/20, VRDN (a)(b)	500,000	500,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 1.82% 1/7/20, VRDN (a)(b)	1,200,000	1,200,000
		1,700,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $64,255,000)		64,255,000

Tender Option Bond - 53.8%
Colorado - 0.1%
Denver City & County Arpt. Rev. Bonds Series G-114, 1.86%, tender 6/1/20 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Connecticut - 0.1%
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 1.79%, tender 4/1/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
Florida - 0.3%
Broward County Port Facilities Rev. Bonds Series G 115, 1.86%, tender 3/2/20 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Jacksonville Elec. Auth. Elec. Sys. Rev. Participating VRDN Series 2019, 1.91% 2/11/20 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(d)	600,000	600,000
		700,000
Pennsylvania - 53.3%
Allegheny County Participating VRDN Series Floaters XM 06 63, 1.71% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	2,600,000	2,600,000
Allegheny County Hosp. Dev. Auth. Rev. Participating VRDN Series XM 07 58, 1.71% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	2,100,000	2,100,000
Allegheny County Sanitation Auth. Swr. Rev. Participating VRDN Series Floaters XM 00 82, 1.64% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	665,000	665,000
Berks County Muni. Auth. Rev. Participating VRDN Series Floaters 001, 1.76% 2/11/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)(e)	1,750,000	1,750,000
Delaware Valley Reg'l. Fin. Auth. Local Govt. Rev. Participating VRDN Series Floaters XG 02 01, 1.65% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	3,000,000	3,000,000
Geisinger Auth. Health Sys. Rev. Participating VRDN:
Series Floaters XF 05 43, 1.64% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	3,500,000	3,500,000
Series Floaters XF 06 02, 1.64% 1/7/20 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(d)	4,695,000	4,695,000
Series Floaters XM 06 13, 1.67% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	1,700,000	1,700,000
Lancaster County Hosp. Auth. Health Ctr. Rev. Participating VRDN Series 16 ZF0383, 1.65% 1/7/20 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(d)	3,750,000	3,750,000
Lehigh County Gen. Purp. Hosp. Rev. Participating VRDN:
Series Floaters 2019 003, 1.76% 2/11/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)(e)	1,480,000	1,480,000
Series ZF 08 33, 1.65% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(d)	2,100,000	2,100,000
Series ZF 08 34, 1.65% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(d)	2,300,000	2,300,000
Montgomery County Higher Ed. & Health Auth. Rev. Participating VRDN Series Floaters ZF 07 95, 1.66% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(d)	2,200,000	2,200,000
Northampton County Gen. Purp. College Rev. Participating VRDN:
Series Floaters XL 00 48, 1.64% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	3,400,000	3,400,000
Series Floaters ZM 05 17, 1.64% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	7,500,000	7,500,000
Pennsylvania Econ. Dev. Participating VRDN Series XM 0048, 1.71% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(d)	2,653,500	2,653,500
Pennsylvania Econ. Dev. Fing. Auth. Rev. Participating VRDN Series Floaters 16 YX1028, 1.71% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	6,405,000	6,405,000
Pennsylvania Gen. Oblig. Participating VRDN:
Series Floaters XF 24 54, 1.64% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	5,200,000	5,200,000
Series Floaters XG 01 80, 1.64% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(d)	4,600,000	4,600,000
Series Floaters ZM 06 50, 1.64% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(d)	5,000,000	5,000,000
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Bonds Series 2016 E75, 1.78%, tender 3/2/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	800,000	800,000
Participating VRDN Series MS 3252, 1.64% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	5,840,000	5,840,000
Pennsylvania Tpk. Commission Tpk. Rev.:
Bonds Series Floaters G 43, 1.81%, tender 6/1/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	3,000,000	3,000,000
Participating VRDN:
Series DBE 8032, 1.86% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(d)	1,480,000	1,480,000
Series Floaters E 101, 1.64% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	5,900,000	5,900,000
Series XX 10 44, 1.64% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	6,665,000	6,665,000
Philadelphia Auth. For Indl. Dev. Participating VRDN Series Putters 14 XM0005, 1.67% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)(f)	4,825,000	4,825,000
Philadelphia Auth. for Indl. Dev. Participating VRDN Series XG 02 53, 1.66% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(d)	2,100,000	2,100,000
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. Participating VRDN Series 15 F0114, 1.67% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	5,330,000	5,330,000
Philadelphia Wtr. & Wastewtr. Rev. Participating VRDN Series 2017, 1.64% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	2,560,000	2,560,000
Westmoreland County Muni. Auth. Muni. Svc. Rev. Participating VRDN Series Floaters YX 10 75, 1.64% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	3,000,000	3,000,000
Wilkes Barre Asd Participating VRDN Series Floaters XF 07 77, 1.68% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(d)	2,285,000	2,285,000
		110,383,500
Texas - 0.0%
Alamo Cmnty. College District Rev. Bonds Series G-111, 1.81%, tender 5/1/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
TOTAL TENDER OPTION BOND
(Cost $111,383,500)		111,383,500

Other Municipal Security - 6.6%
Florida - 1.3%
Florida Dev. Fin. Corp. Surface T Bonds (Virgin Trains U.S.A. Passenger Rail Proj.) Series 2019 B, 1.9%, tender 3/17/20 (a)(b)	2,600,000	2,600,007
Kentucky - 0.0%
Jefferson County Poll. Cont. Rev. Bonds Series 2001 A, 1.41% tender 1/17/20, CP mode	100,000	100,000
Massachusetts - 0.1%
Massachusetts Dev. Fin. Agcy. Electrical Utils. Rev. Bonds Series 05, 1.23% tender 1/15/20 (Massachusetts Elec. Co. Guaranteed), CP mode (a)	200,000	200,000
New Hampshire - 0.4%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds Series A1, 1.35% tender 1/29/20, CP mode (a)	800,000	800,000
Pennsylvania - 4.8%
Allegheny County Hosp. Dev. Auth. Rev. Bonds Series 2011 A, 5% 10/15/20	100,000	102,889
Commonwealth Fing. Auth. Tobacco Bonds Series 2018, 5% 6/1/20	2,560,000	2,597,598
Franklin County Indl. Dev. Auth. Bonds (The Chambersburg Hosp. Proj.) Series 2010, 5.375% 7/1/20 (Pre-Refunded to 7/1/20 @ 100)	200,000	204,130
Montgomery County Indl. Dev. Auth. Rev. Bonds:
(New Reg'l. Med. Ctr. Proj.) Series 2010, 5% 8/1/20 (Escrowed to Maturity)	300,000	306,574
Series 2010, 5.375% 8/1/20 (Pre-Refunded to 8/1/20 @ 100)	290,000	296,627
Pennsylvania Gen. Oblig. Bonds:
Series 2009 2, 5% 7/1/20	770,000	784,402
Series 2012 1, 5% 7/1/20	500,000	509,455
Series 2013 2, 5% 10/15/20	555,000	571,200
Series 2015 2, 5% 8/15/20	140,000	143,237
Series 2016 1, 5% 9/15/20	2,760,000	2,830,819
Series 2016, 5% 1/15/21	750,000	779,820
Series 2017, 5% 1/1/21	625,000	648,862
Saint Mary Hosp. Auth. Health Sys. Rev. Bonds Series 2012 A, 5% 5/15/20 (Pre-Refunded to 5/15/20 @ 100)	130,000	131,807
		9,907,420
TOTAL OTHER MUNICIPAL SECURITY
(Cost $13,607,427)		13,607,427
	Shares	Value

Investment Company - 8.4%
Fidelity Municipal Cash Central Fund 1.65%(g)(h)
(Cost $17,354,000)	17,352,265	17,354,000
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $206,599,927)		206,599,927
NET OTHER ASSETS (LIABILITIES) - 0.2%		407,634
NET ASSETS - 100%		$207,007,561

Security Type Abbreviations

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Coupon rates are determined by re-marketing agents based on current market conditions.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,430,000 or 3.6% of net assets.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,825,000 or 2.3% of net assets.

 (g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Alamo Cmnty. College District Rev. Bonds Series G-111, 1.81%, tender 5/1/20 (Liquidity Facility Royal Bank of Canada)	6/6/19	$100,000
Berks County Muni. Auth. Rev. Participating VRDN Series Floaters 001, 1.76% 2/11/20 (Liquidity Facility Barclays Bank PLC)	1/18/18 - 7/6/18	$1,750,000
Broward County Port Facilities Rev. Bonds Series G 115, 1.86%, tender 3/2/20 (Liquidity Facility Royal Bank of Canada)	9/26/19	$100,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 1.79%, tender 4/1/20 (Liquidity Facility Royal Bank of Canada)	5/16/19	$100,000
Denver City & County Arpt. Rev. Bonds Series G-114, 1.86%, tender 6/1/20 (Liquidity Facility Royal Bank of Canada)	6/6/19	$100,000
Lehigh County Gen. Purp. Hosp. Rev. Participating VRDN Series Floaters 2019 003, 1.76% 2/11/20 (Liquidity Facility Barclays Bank PLC)	1/17/19 - 7/9/19	$1,480,000
Pennsylvania Higher Edl. Facilities Auth. Rev. Bonds Series 2016 E75, 1.78%, tender 3/2/20 (Liquidity Facility Royal Bank of Canada)	4/23/19 - 10/23/19	$800,000
Pennsylvania Tpk. Commission Tpk. Rev. Bonds Series Floaters G 43, 1.81%, tender 6/1/20 (Liquidity Facility Royal Bank of Canada)	8/2/18 - 10/23/19	$3,000,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$153,184
Total	$153,184

Amounts in the income column in the above table exclude any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $189,245,927)	$189,245,927
Fidelity Central Funds (cost $17,354,000)	17,354,000
Total Investment in Securities (cost $206,599,927)		$206,599,927
Cash		10,002
Receivable for fund shares sold		2,816
Interest receivable		639,917
Distributions receivable from Fidelity Central Funds		19,504
Other receivables		6
Total assets		207,272,172
Liabilities
Payable for fund shares redeemed	$170,701
Distributions payable	7,791
Accrued management fee	86,119
Total liabilities		264,611
Net Assets		$207,007,561
Net Assets consist of:
Paid in capital		$207,003,379
Total accumulated earnings (loss)		4,182
Net Assets		$207,007,561
Net Asset Value, offering price and redemption price per share ($207,007,561 ÷ 206,744,029 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Interest		$3,160,925
Income from Fidelity Central Funds		153,184
Total income		3,314,109
Expenses
Management fee	$1,084,138
Independent trustees' fees and expenses	880
Total expenses before reductions	1,085,018
Expense reductions	(23)
Total expenses after reductions		1,084,995
Net investment income (loss)		2,229,114
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	69,179
Fidelity Central Funds	710
Capital gain distributions from Fidelity Central Funds	122
Total net realized gain (loss)		70,011
Net increase in net assets resulting from operations		$2,299,125

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,229,114	$2,481,867
Net realized gain (loss)	70,011	(7,807)
Net increase in net assets resulting from operations	2,299,125	2,474,060
Distributions to shareholders	(2,283,947)	(2,482,188)
Share transactions
Proceeds from sales of shares	33,245,355	39,484,580
Reinvestment of distributions	2,156,964	2,343,361
Cost of shares redeemed	(68,822,243)	(86,401,616)
Net increase (decrease) in net assets and shares resulting from share transactions	(33,419,924)	(44,573,675)
Total increase (decrease) in net assets	(33,404,746)	(44,581,803)
Net Assets
Beginning of period	240,412,307	284,994,110
End of period	$207,007,561	$240,412,307
Other Information
Shares
Sold	33,245,355	39,484,580
Issued in reinvestment of distributions	2,156,964	2,343,361
Redeemed	(68,822,243)	(86,401,616)
Net increase (decrease)	(33,419,924)	(44,573,675)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Pennsylvania Municipal Money Market Fund

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.010	.010	.004	.001	–A
Net realized and unrealized gain (loss)	.001	–A	–A	–A	–A
Total from investment operations	.011	.010	.004	.001	–A
Distributions from net investment income	(.010)	(.010)	(.004)	(.001)	–A
Distributions from net realized gain	–A	–	–A	–A	–A
Total distributions	(.011)B	(.010)	(.004)	(.001)	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnC	1.06%	.97%	.40%	.09%	.01%
Ratios to Average Net AssetsD,E
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.50%	.50%	.50%	.35%	.06%
Expenses net of all reductions	.50%	.50%	.50%	.35%	.06%
Net investment income (loss)	1.03%	.96%	.38%	.07%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$207,008	$240,412	$284,994	$405,526	$731,701

 A Amount represents less than $.0005 per share.

 B Total distributions of $.011 per share is comprised of distributions from net investment income of $.0102 and distributions from net realized gain of $.0003 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

Fidelity Pennsylvania Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Pennsylvania Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Pennsylvania.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Income Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, market discount and capital loss carryforwards.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Pennsylvania Municipal Income Fund	$494,069,109	$25,967,633	$(113,875)	$25,853,758
Fidelity Pennsylvania Municipal Money Market Fund	206,599,927	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Pennsylvania Municipal Income Fund	$42,931	$436,041	$25,853,758
Fidelity Pennsylvania Municipal Money Market Fund	4,183	–	–

The tax character of distributions paid was as follows:

December 31, 2019
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$13,349,259	$313,803	$2,186,923	$15,849,985
Fidelity Pennsylvania Municipal Money Market Fund	2,228,193	1	55,753	2,283,947

December 31, 2018
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$13,320,710	$1,451,718	$14,772,428
Fidelity Pennsylvania Municipal Money Market Fund	2,482,188	–	2,482,188

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. Certain Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $127,608,158 and $97,295,644, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Income Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Money Market Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. Under the terms of the management fee contract, the investment adviser pays transfer agent fees on behalf of the Money Market Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the Income Fund's transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Pennsylvania Municipal Income Fund	.08%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Pennsylvania Municipal Income Fund	.03

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Pennsylvania Municipal Income Fund	$1,258

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Pennsylvania Municipal Income Fund	$1,951
Fidelity Pennsylvania Municipal Money Market Fund	23

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Pennsylvania Municipal Income Fund	$2,264

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Fidelity Pennsylvania Municipal Income Fund and Fidelity Pennsylvania Municipal Money Market Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Pennsylvania Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) and Fidelity Pennsylvania Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) (hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 277 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Fidelity Pennsylvania Municipal Income Fund	.47%
Actual		$1,000.00	$1,022.30	$2.40
Hypothetical-C		$1,000.00	$1,022.84	$2.40
Fidelity Pennsylvania Municipal Money Market Fund	.50%
Actual		$1,000.00	$1,004.70	$2.53
Hypothetical-C		$1,000.00	$1,022.68	$2.55

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Pennsylvania Municipal Money Market Fund	02/10/20	02/07/20	$0.000
Fidelity Pennsylvania Municipal Income Fund	02/10/20	02/07/20	$0.010

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2019, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Pennsylvania Municipal Money Market Fund	$62,215
Fidelity Pennsylvania Municipal Income Fund	$2,600,587

During fiscal year ended 2019, 100% of each fund's income dividends were free from federal income tax, and 9.97% of Fidelity Pennsylvania Municipal Money Market Fund and 5.56% of Fidelity Pennsylvania Municipal Income Fund were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Pennsylvania Municipal Income Fund / Fidelity Pennsylvania Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Approval of Amended and Restated Advisory Contracts.  At its September 2019 meeting, the Board also unanimously determined to approve amended and restated management contracts and sub-advisory agreements (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, Fidelity Investments Money Management, Inc. (FIMM) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreements with FIMM upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and, for Fidelity Pennsylvania Municipal Income Fund, considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. For Fidelity Pennsylvania Municipal Money Market Fund, the Board also approved amendments that clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance (for Fidelity Pennsylvania Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in September 2018 and December 2018.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Pennsylvania Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2019.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Pennsylvania Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

Fidelity Pennsylvania Municipal Money Market Fund

Because the vast majority of competitor funds' management fees do not cover non-management expenses, in prior years, Fidelity Pennsylvania Municipal Money Market Fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by FMR for non-management expenses (including transfer agent fees, pricing and bookkeeping fees, and fees paid to non-affiliated custodians) from the fund's all-inclusive fee. Fidelity no longer calculates a hypothetical net management fee for Fidelity Pennsylvania Municipal Money Market Fund and, as a result, the chart does not include a hypothetical net management fee for periods after 2016. The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national municipal money market funds to create a single mapped group.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as Fidelity Pennsylvania Municipal Money Market Fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of Fidelity Pennsylvania Municipal Income Fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.

In its review of Fidelity Pennsylvania Municipal Money Market Fund's total expense ratio, the Board considered the fund's all-inclusive fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.

As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that Fidelity Pennsylvania Municipal Income Fund's total expense ratio ranked below the competitive median for 2018 and Fidelity Pennsylvania Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that the competitive data for Fidelity Pennsylvania Municipal Money Market Fund reflects periods for which many competitor funds waived fees or reimbursed expenses in order to maintain a minimum yield. The Board also considered that, as interest rates rise, many competitors have eliminated such waivers, but the externally sourced competitive data for 2018 had not yet caught up to the fiscal periods during which competitors have stopped waiving fees to maintain minimum yields. The Board noted that, excluding fee waivers and reimbursements, the fund's total expense ratio ranked equal to the median.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to Fidelity Pennsylvania Municipal Money Market Fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that Fidelity Pennsylvania Municipal Income Fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed and each fund's Amended and Restated Contracts should be approved.

PFR-ANN-0220
1.540037.122

Item 2.

Code of Ethics

As of the end of the period, December 31, 2019, Fidelity Municipal Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Michigan Municipal Money Market Fund, Fidelity Ohio Municipal Money Market Fund and Fidelity Pennsylvania Municipal Money Market Fund (the “Funds”):

Services Billed by PwC

December 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Michigan Municipal Money Market Fund	$31,000	$2,500	$2,000	$1,400
Fidelity Ohio Municipal Money Market Fund	$31,000	$2,500	$2,000	$1,400
Fidelity Pennsylvania Municipal Money Market Fund	$31,000	$2,500	$2,000	$1,400

December 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Michigan Municipal Money Market Fund	$32,000	$2,700	$2,000	$1,600
Fidelity Ohio Municipal Money Market Fund	$32,000	$2,700	$2,000	$1,600
Fidelity Pennsylvania Municipal Money Market Fund	$32,000	$2,700	$2,000	$1,600

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2019A	December 31, 2018A
Audit-Related Fees	$7,705,000	$7,930,000
Tax Fees	$10,000	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2019A	December 31, 2018A
PwC	$12,375,000	$11,145,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Municipal Trust II

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 25, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 25, 2020